Exhibit 10.12

                    DEVELOPMENT AUTHORITY OF WILKINSON COUNTY

                      (a public body corporate and politic)

                                    as Lessor

                                       and

                               CARBO CERAMICS INC.

                      (a corporation organized and existing
                    under the laws of the State of Delaware)

                                    as Lessee

                                 LEASE AGREEMENT

                          Dated as of November 1, 2003

THE RIGHTS AND INTEREST OF THE DEVELOPMENT AUTHORITY OF WILKINSON COUNTY IN THE PROJECT LEASED HEREUNDER, THIS LEASE AGREEMENT AND CERTAIN REVENUES AND RECEIPTS DERIVED HEREUNDER, EXCEPT FOR CERTAIN UNASSIGNED RIGHTS, AS DEFINED HEREIN, HAVE BEEN OR WILL BE RESPECTIVELY CONVEYED, ASSIGNED AND PLEDGED AS SECURITY FOR THE $170,000,000 MAXIMUM PRINCIPAL AMOUNT DEVELOPMENT AUTHORITY OF WILKINSON COUNTY TAXABLE INDUSTRIAL DEVELOPMENT REVENUE BOND (CARBO CERAMICS INC. PROJECT), SERIES 2003, AS PROVIDED IN A DEED TO SECURE DEBT, ASSIGNMENT OF RENTS AND LEASES AND SECURITY AGREEMENT, DATED OF EVEN DATE HEREWITH, FROM THE DEVELOPMENT AUTHORITY OF WILKINSON COUNTY, AS GRANTOR, TO CARBO CERAMICS INC., AS HOLDER.

                                 LEASE AGREEMENT
                                TABLE OF CONTENTS

               (This Table of Contents is not a part of the Lease
              Agreement and is only for convenience of reference.)

                                                                                                                             PAGE
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
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.........................................................    3

      Section 1.1.  Definitions...........................................................................................    3
      Section 1.2.  Construction Of Certain Terms.........................................................................   12
      Section 1.3.  Table of Contents; Titles and Headings................................................................   13
      Section 1.4.  Contents of Certificates or Opinions..................................................................   13
ARTICLE II REPRESENTATIONS AND UNDERTAKINGS...............................................................................   13

      Section 2.1.  Representations by the Issuer.........................................................................   13
      Section 2.2.  Representations by the Company........................................................................   15
ARTICLE III LEASING CLAUSE; SECURITY; TITLE...............................................................................   16

      Section 3.1.  Lease of the Project..................................................................................   16
      Section 3.2.  Security for Payments Under the Bond..................................................................   16
      Section 3.3.  Title to Components of the Project....................................................................   17
      Section 3.4.  Warranties and Covenants as to Title..................................................................   17
ARTICLE IV  COMPLETION OF THE PROJECT; ISSUANCE OF THE BOND; FUNDS........................................................   17

      Section 4.1.  Agreement to Complete the Project.....................................................................   17
      Section 4.2.  Funding of Project Costs..............................................................................   18
      Section 4.3.  Use of Amounts in the Project Fund....................................................................   19
      Section 4.4.  Disbursements from the Project Fund...................................................................   19
      Section 4.5.  Obligation of the Parties to Cooperate in Furnishing
                      Documents; Reliance of the Custodian................................................................   21
      Section 4.6.  Establishment of Completion Date......................................................................   21
      Section 4.7.  Authorized Company and Issuer Representatives and Successors..........................................   21
      Section 4.8.  Enforcement of Remedies Against Contractors, Subcontractors,
               Suppliers, Fabricators and Their Sureties..................................................................   21
ARTICLE V EFFECTIVE DATE OF THIS LEASE; DURATION OF LEASE TERM; RENTAL
                       PROVISIONS; NATURE OF OBLIGATIONS OF COMPANY.......................................................   21

      Section 5.1.  Effective Date of this Lease; Duration of Lease Term..................................................   22
      Section 5.2.  Delivery and Acceptance of Possession; Use............................................................   22
      Section 5.3.  Rents and Other Amounts Payable.......................................................................   22
      Section 5.4.  Place of Rental Payments..............................................................................   23
      Section 5.5.  Nature of Obligations of Company Hereunder............................................................   23
ARTICLE VI MAINTENANCE, TAXES, INSURANCE AND EMINENT DOMAIN...............................................................   24

      Section 6.1.  Maintenance of Project................................................................................   24
      Section 6.2.  Removal of Leased Equipment...........................................................................   25
      Section 6.3.  Taxes, Other Governmental Charges, and Utility Charges................................................   25
      Section 6.4.  Insurance.............................................................................................   26
      Section 6.5.  Application of Net Proceeds of Insurance..............................................................   26
      Section 6.6.  Advances by the Issuer or the Holder..................................................................   26
      Section 6.7.  Eminent Domain........................................................................................   27
ARTICLE VII DAMAGE, DESTRUCTION, AND CONDEMNATION.........................................................................   27

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
      Section 7.1.  Election to Repair, Restore or Replace................................................................   27
      Section 7.2.  Election Not to Repair, Restore or Replace............................................................   28
ARTICLE VIII ADDITIONAL COVENANTS; ADDITIONAL BONDS.......................................................................   28

      Section 8.1.  No Warranty of Condition or Suitability by the Issuer.................................................   28
      Section 8.2.  Access to Project and Records.........................................................................   28
      Section 8.3.  Company to Maintain its Existence and Qualification; Conditions Under Which Exceptions Permitted......   29
      Section 8.4.  Operation of the Project..............................................................................   29
      Section 8.5.  Indemnity.............................................................................................   29
      Section 8.6.  Licenses and Permits..................................................................................   30
      Section 8.7.  Compliance with Laws..................................................................................   30
ARTICLE IX ASSIGNMENT, SUBLEASING, ENCUMBERING, AND SELLING; REDEMPTION; RENT PREPAYMENTS AND ABATEMENT; INSTALLATION
           OF COMPANY'S OWN MACHINERY AND EQUIPMENT.......................................................................   31

      Section 9.1.  Assignment and Subleasing.............................................................................   31
      Section 9.2.  Restrictions on Sale, Encumbrance, or Conveyance of the Project by the Issuer.........................   32
      Section 9.3.  Restrictions on Encumbrance by the Company............................................................   32
      Section 9.4.  Redemption of Bond....................................................................................   32
      Section 9.5.  Prepayment of Basic Rent..............................................................................   33
      Section 9.6.  Company's Use of the Project..........................................................................   33
      Section 9.7.  Installation of Company's Own Machinery and Leased Equipment..........................................   33
      Section 9.8.  Reference to the Bond Ineffective After the Bond is Paid..............................................   33
ARTICLE X EVENTS OF DEFAULT AND REMEDIES..................................................................................   33

      Section 10.1.  Events of Default Defined............................................................................   33
      Section 10.2.  Remedies on Default..................................................................................   34
      Section 10.3.  Remedies Not Exclusive...............................................................................   35
      Section 10.4.  Legal Fees and Expenses..............................................................................   35
      Section 10.5.  Waiver of Events of Default..........................................................................   36
ARTICLE XI OPTION IN FAVOR OF COMPANY.....................................................................................   36

      Section 11.1.  Option to Terminate Lease............................................................................   36
      Section 11.2.  Option to Purchase...................................................................................   36
      Section 11.3.  No Obligation to Exercise Options....................................................................   36
      Section 11.4.  Conveyance on Exercise of Option to Purchase.........................................................   37
      Section 11.5.  Public Purpose of Option to Purchase.................................................................   37
      Section 11.6.  Position of Option...................................................................................   37
ARTICLE XII MISCELLANEOUS.................................................................................................   37

      Section 12.1.  Notices..............................................................................................   37
      Section 12.2.  Recording............................................................................................   38
      Section 12.3.  Construction and Binding Effect......................................................................   38
      Section 12.4.  Severability.........................................................................................   38
      Section 12.5.  Immunity of Members, Officers, and Employees of Issuer...............................................   38
      Section 12.6.  Amendments, Changes, and Modifications...............................................................   38
      Section 12.7.  Execution of Counterparts............................................................................   39
      Section 12.8.  Law Governing Lease..................................................................................   39
      Section 12.9.  Covenants Run with Project...........................................................................   39
      Section 12.10. Subordination to Security Document..................................................................    39
      Section 12.11. Net Lease...........................................................................................    39
      Section 12.12. Surrender of Project................................................................................    39
      Section 12.13. Immunity of Directors, Officers, and Employees of Company...........................................    39
      Section 12.14. Payments Due on Other than Business Days............................................................    40

EXHIBIT A -  DESCRIPTION OF THE LEASED LAND

EXHIBIT B -  DESCRIPTION OF LEASED IMPROVEMENTS

EXHIBIT C -  DESCRIPTION OF THE LEASED EQUIPMENT

EXHIBIT D - FORM OF REQUISITION FOR PAYMENT FROM GRANT PROCEEDS

                                 LEASE AGREEMENT

STATE OF GEORGIA        )
                        )
WILKINSON COUNTY        )

         This LEASE AGREEMENT (this "Lease"), dated for purposes of reference as of November 1, 2003, by and between the DEVELOPMENT AUTHORITY OF WILKINSON COUNTY (the "Issuer"), a public body corporate and politic and public corporation created and existing under the laws of the State of Georgia, party of the first part, and CARBO CERAMICS INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, party of the second part;

                              W I T N E S S E T H:

         WHEREAS, the Development Authority of Wilkinson County (the "Issuer"), is a public body corporate and politic and a public corporation duly created by the Development Authorities Law, O.C.G.A. Section 36-62-1, et seq. (the "Act") and activated by resolution of the Board of Commissioners of Wilkinson County; and

         WHEREAS, the Act provides that the Issuer is created for the public purpose, among other purposes, of promoting industry, trade, commerce and employment opportunities within Wilkinson County (the "County") and is authorized by the Act to issue its revenue bonds to finance "projects" (as defined in the Act) to be located in the County; and the Issuer's revenue bonds are to be issued and validated under and in accordance with the applicable provisions of the Revenue Bond Law, O.C.G.A. Section 36-82-61, et seq.; and

         WHEREAS, pursuant to a Memorandum of Understanding executed in 1997 (the "1997 MOU") and a Lease Agreement executed in 1997 (the "1997 Lease") the Issuer has acquired from CARBO Ceramics Inc., a Delaware corporation (the "Company") and is leasing back to the Company a ceramic proppant manufacturing facility (the "Existing Facility") in the County; and

         WHEREAS, the Issuer has been informed by the Company that: (a) the Company desires that the Issuer issue the Issuer's Taxable Industrial Development Revenue Bond (CARBO Ceramics Inc. Project), Series 2003 (the "Bond") to reimburse the Company for its cost of the Existing Facility and to finance the expansion, renovation and up-grade thereof (the "Upgrades") and, if the Company elects to build and equip the same in the County, to finance the cost of acquiring, constructing and equipping either a third production line at the site of the Existing Facility (the "Line 3 Expansion") or an additional ceramic proppant manufacturing facility in the County (the "New Plant")[the Existing Facility and the Upgrades, the Line 3 Plant and the New Plant, as the same may exist from time to time are herein called the "Project"]; (b) the Company has estimated that the reimbursement of costs of the Existing Facility, the cost of planning, acquisition, construction, installation and carrying out of the Upgrade, the cost of planning, acquisition, construction, installation and carrying out of the Line 3 Expansion or New Plant, the cost of issuance of the Bonds and related costs permitted by the Act (collectively called "Project Costs") may be up to $170,000,000 (hereinafter called the "Maximum Bond Amount"); (c) the

Existing Facility is providing at least 35 jobs, the Line 3 Expansion, if constructed and equipped, is expected to provide 16 additional jobs and the New Plant, if acquired and constructed and equipped, is expected to provide at least 35 additional jobs, and hence the Project will expand industry in the County, will retain the existing jobs and will, if either the Line 3 Expansion is built or the New Plant is built, create new jobs in the County, and will otherwise have a favorable impact upon the economy of the County; and (d) in addition to the above-referenced Bond, the Issuer and the Company contemplate that proceeds from State and federal grants may be funding sources for the Project or related public infrastructure and that other incentives described in the Amended and Restated Memorandum of Understanding (as defined herein) may be made available for the Project; and

         WHEREAS, after careful study and investigation of the nature of the Project, the Issuer has determined that the Project will provide employment opportunities in the County; thus the Issuer hereby determines that the Project will develop and promote trade, commerce, industry and employment opportunities for the public good and the general welfare and will promote the general welfare of the State of Georgia and that the Project and the issuance of the Issuer's revenue bond to finance the cost thereof will be in the public interest of the inhabitants of the County and of the State and will be in furtherance of the public purposes for which the Issuer was created and is existing, as provided in the Act; and

         WHEREAS, under the Act, the Issuer may issue its revenue bond to pay costs of planning, acquiring, constructing, equipping and carrying out the Project; and

         WHEREAS, the Issuer has found and determined that the Project is a "project" (as defined in the Act), and that the Project and the financing thereof is economically feasible; and

         WHEREAS, the Issuer further found and determined that the economic benefits that will inure to the County and its residents from the Project and the operation thereof by the Company and the payments to be made by the Company under the Lease and related options contained therein will be equal to or greater in value than the benefits to be derived by the Company from the Lease, the related options and the proceeds of grants and, therefore, the issuance of the Bond and the use of grant proceeds to finance the cost thereof, and the leasing of the Project to the Company and related options involves no gratuity to the Company that is prohibited by the Constitution of the State of Georgia of 1983; and

         WHEREAS, pursuant to a resolution (the "Bond Resolution") and the Security Document (identified herein), the Issuer is pledging the Pledged Security (as such term is defined herein) to the payment of the Bond.

         NOW, THEREFORE, in consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows, provided that, in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not constitute a general obligation of the Issuer but shall be payable solely out of the Pledged Security and, to the extent available, the Qualified Funds, and the Bond shall not constitute an indebtedness or general obligation of the State of Georgia, the County, or any other agency or political subdivision of the State of Georgia, within the meaning of any constitutional or statutory provision whatsoever.

                                   ARTICLE I
         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 1.1. DEFINITIONS. Certain capitalized words and terms used in this Lease are defined in the text hereof or in the Bond Resolution (defined below). In addition to the words and terms defined elsewhere herein and in the Bond Resolution, the following words and terms are defined terms under this
Lease:

         "ACT" means the Development Authorities Law, O.C.G.A. Section 36-62-1, et seq.

         "ADDITIONAL RENT" means the amounts payable by the Company, described in Section 5.3(b) of this Lease.

         "ADDITIONS OR ALTERATIONS" means modifications, improvements, alterations, additions, enlargements, or expansions in, on or to the Project.

         "ADVANCE" means an amount paid (or constructively paid) by the Holder to the Custodian of the Project Fund for the account of the Issuer pursuant to the Bond Purchase Loan Agreement, to be applied against Qualified Project Costs pursuant to the submission by the Company, as agent of the Issuer, of an Advance Request under the Project Documents.

         "ADVANCE REQUEST" and "REQUEST FOR ADVANCE" means a written submission by the Company, as agent of the Issuer, to the Holder requesting an Advance under the Bond Purchase Loan Agreement.

         "AFFILIATE" means a Person which is controlled by the Company or its corporate successor, which controls the Company or its successor or which is under common control with the Company or its successor (direct or indirect ownership of more than fifty percent (50%) of the voting power constituting "control" of a Person for such purpose).

         "AMENDED AND RESTATED MEMORANDUM OF UNDERSTANDING" means the Amended and Restated Memorandum of Understanding, to be dated as of the Document Date, among the Company, the Board of Commissioners for Wilkinson County, the Issuer, the Wilkinson County Board of Education , and the Wilkinson County Board of Tax Assessors, in the form to be agreed to by such parties and attached to the Bond Resolution.

         "ARCHITECT/ENGINEER" means any architect/engineer engaged by the Company or any contractor or vendor in connection with any construction or installation relating to the Project.

         "AUTHORIZED COMPANY REPRESENTATIVE" means any person at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Custodian, containing the specimen signature of such person and signed on behalf of the Company by an officer of the Company; more than one person may be designated as an Authorized Company Representative.

         "AUTHORIZED ISSUER REPRESENTATIVE" means any person at the time designated to act on behalf of the Issuer by written certificate furnished to the Company and the Custodian, containing the specimen signature of such person and signed on behalf of the Issuer by the

Chairman, or other officer of the Issuer; more than one person may be designated as an Authorized Issuer Representative.

         "BASIC RENT" means the rent payable by the Company pursuant to Section 5.3(a) of this Lease.

         "BOND" means the Issuer's Taxable Industrial Development Revenue Bond (CARBO Ceramics Inc. Project), Series 2003.

         "BOND COUNSEL" means a lawyer or firm containing lawyers who are experienced in rendering opinions as to the validity of bonds issued by governmental bodies in the State.

         "BOND PURCHASE LOAN AGREEMENT" means the Bond Purchase Loan Agreement, dated or to be dated as of the Document Date, among the Issuer, the Company and the Purchaser, under which the Bond is to be issued to the Purchaser.

         "BOND RESOLUTION" means the resolution, adopted by the Issuer, as it may hereafter be amended in accordance with Article IX thereof, providing the terms and provisions under which the Bond will be issued and providing for the Pledged Security to be pledged as security for the payment of the Debt Service on the Bond pursuant to the Security Document; the term "Bond Resolution" shall include any resolution supplemental or amendatory thereto.

         "BOND SECURITY" means the Bond Resolution, the Financing Documents and the Pledged Security.

         "BUSINESS DAY" means a day which is not a Saturday, Sunday, a legal holiday, or any other day on which banking institutions are authorized to be closed in the State.

         "CODE" means the Internal Revenue Code of 1986, as amended, as applicable to the Bond, together with any federal Income Tax Regulations that are applicable to the Bond.

         "COMMITMENT" means, when used with reference to the Bond and the Bond Purchase Loan Agreement, the sum of $170,000,000.

         "COMPANY" means CARBO Ceramics Inc., a Delaware corporation, and any permitted successor lessee under this Lease.

         "COMPANY DOCUMENTS" means this Lease, the Amended and Restated Memorandum of Understanding, the Agency Agreement, the Bond Purchase Loan Agreement, and the Security Document.

         "COMPLETION DATE" means the date on which the Project is substantially completed.

         "CORPORATE SUCCESSOR" and "CORPORATE SUCCESSOR" mean any corporation, partnership, or limited liability company into which the Company may merge, any corporation, partnership, or limited liability company resulting from a consolidation to which the Company is a party or any corporation, partnership, or limited liability company to which the Company transfers its interest under this Lease, and also includes any Corporate Successor (as above defined, but substituting "corporate successor" for "Company") of a Corporate Successor.

         "COUNTY" means Wilkinson County, Georgia.

         "CUSTODIAN" means, as to the Grant Proceeds Fund, the Issuer, and as to the Sinking Fund and the Project Fund, means the Company, or any successor Custodian of the Sinking Fund and Project Fund which is to be designated pursuant to Section 5.5 of the Bond Resolution.

         "DEBT SERVICE" and "DEBT SERVICE" means, as to the Bond, the principal of, interest on and redemption price of the Bond.

         "DEBT SERVICE PAYMENT DATE" means, as to the Bond, any Principal Payment Date or Interest Payment Date and any date on which the Bond is to be redeemed, in whole or in part, and includes any special Debt Service Payment Date established as provided in Section 2.3 of the Bond Resolution.

         "DEFAULT INTEREST RATE" means when used with respect to interest on delinquent payments of Additional Rent, 8.75% per annum and when used with respect to the Basic Rent applicable to the Bond, the Default Rate provided for in the Bond.

         "DOCUMENT DATE" means November 1, 2003.

         "EIP GRANT" means any EIP Grant to the city or County with respect to the Project which, if received by the city or County is to be made available by the city or County to the Issuer to pay EIP Project Costs.

         "EIP INTERGOVERNMENTAL CONTRACT" means an intergovernmental contract between the County and the Issuer relating to the EIP Grant.

         "EIP PROJECT COSTS" means those Costs of the Project that may, pursuant to the terms of the EIP Grant and any EIP Intergovernmental Contract made with respect to the Project, be paid with proceeds of the EIP Grant.

         "ENVIRONMENTAL LAWS" means all federal, state, and local laws, rules, regulations, ordinances, programs, permits, guidance, orders, and consent decrees relating to health, safety, and environmental matters, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Toxic Substances Control Act, as amended, the Clean Water Act, as amended, the Clean Air Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, state and federal superlien and environmental cleanup programs and laws, and U.S. Department of Transportation regulations.

         "LEASED EQUIPMENT" means those items of machinery, equipment and related fixtures and personal property necessary or desirable for the Project as a whole, whether or not for new operations or new products, and includes new structures which are an integral part of the manufacturing process and which, under normal practice, are replaced contemporaneously with the equipment which they house, support or serve. The Leased Equipment is more fully described on Exhibit A hereto. The Company will select the Leased Equipment, and the cost of the Leased Equipment will be paid with Qualified Funds.

         "EVENT OF DEFAULT" means, when used with respect to this Lease, the events specified in Section 10.1 of this Lease.

         "EXISTING FACILITY" means the Company's existing ceramic proppant manufacturing facility that is located on the Initial Project Land.

         "EXPANSION" means the expansion to the Existing Facility currently in progress, referred to by the Company as the "line 3 expansion"

         "FINANCING DOCUMENTS" means the Exhibits B through G of the Bond Resolution, including this Lease, the Agency Agreement, the Amended and Restated Memorandum of Understanding, the Bond Purchase Loan Agreement, and the Security Document.

         "GOVERNING BODY" means, as to the Issuer, the members of the Issuer acting as its board of directors.

         "GOVERNMENT OBLIGATIONS" means direct general obligations of the United States of America (including obligations issued or held in book-entry form on the books of the Department of Treasury of the United States of America) or obligations the payment of the principal of and interest on which when due are fully and unconditionally guaranteed by the United States of America.

         "GRANT" means any EIP Grant, any REBA Grant and any OneGeorgia Grant.

         "GRANT PROCEEDS FUND" means the Grant Proceeds Fund created by the Bond Resolution.

         "HOLDER" means the Person in whose name the Bond is registered on the registration books of the Issuer.

         "INITIAL PROJECT LAND" means the land described in Exhibit A hereto.

         "INTEREST PAYMENT DATE" means, as to the Bond, each date on which any interest is payable on the Bond.

         "ISSUER" means the Development Authority of Wilkinson County.

         "ISSUER DOCUMENTS" means this Lease, the Amended and Restated Memorandum of Understanding, the Agency Agreement, the Bond Purchase Loan Agreement, and the Security Document.

         "LEASE" means this Lease Agreement, as the same may be amended from time to time.

         "LEASED EQUIPMENT" means all trade fixtures, machinery, equipment and tangible personal property as it shall exist from time to time and conveyed by the Company to the Issuer pursuant to the Bond Purchase Loan Agreement or in consideration of proceeds of any grant, and replacements and substitutions therefor.

         "LEASED IMPROVEMENTS" mean the improvements described in Exhibit B to this Lease.

         "LEASED LAND" means the parcel(s) of land described in Exhibit A to this Lease, if and when the New Plant Site is conveyed to the Issuer, Exhibit A shall be amended to include the description thereof.

         "LINE 3 EXPANSION" means a third production line which the Company may elect to construct and equip on the Initial Project Land, which if constructed and equipped, will become a part of the Project.

         "MATURITY DATE" means December 1, 2016, being the date of final maturity of the Bond.

         "MAXIMUM PRINCIPAL AMOUNT" means $170,000,000.

         "NET PROCEEDS" means, when used with respect to any proceeds of casualty insurance received with respect to any damage or destruction of the Project or any eminent domain award (or proceeds of sale in lieu of a taking by eminent domain) or with respect to any other recovery on a contractual claim or claim for damage to or for taking of the Project, or any part thereof, the gross proceeds from such insurance, eminent domain award, sale or recovery with respect to which that term is used remaining after payment of all costs and expenses (including attorneys' fees and reimbursable expenses) incurred in the collection of such gross proceeds.

         "NEW PLANT" means a new ceramic proppant manufacturing plant which the Company may elect to locate in the County, which if and when acquired by the Issuer, constructed and equipped, is to be a part of the Project.

         "ONEGEORGIA GRANT" means any one or more OneGeorgia Authority EDGE Fund grants made with respect to the Project.

         "ONEGEORGIA PROJECT COSTS" means those Costs of the Project that may, pursuant to the terms of any OneGeorgia Grant made with respect to the Project, be paid with proceeds of the OneGeorgia Grant

         "OUTSTANDING" means a Bond, or portion thereof, which has been duly delivered by the Issuer under the Bond Resolution, except:

                  (a) a Bond, or portion thereof, theretofore surrendered and canceled or required to be canceled by the Issuer,

                  (b) a Bond, or portion thereof, which is deemed to have been paid in accordance with Article XI of the Bond Resolution, and

                  (c) a Bond, or portion thereof, in substitution for which another Bond has been delivered under Section 2.7 of the Bond Resolution.

If the Bond, or any portion thereof, has been defeased pursuant to Article XI of the Bond Resolution, the Bond or such portion shall not be deemed to be Outstanding within the meaning of this provision.

         "PAYING AGENT" means the Company, acting as paying agent for the Issuer with respect to the payment of Debt Service on the Bond.

         "PERMITTED ENCUMBRANCES" means all encumbrances on any portion of the Project on the date the Issuer acquires title thereto, encumbrances to which the Company has consented or which the Company has granted or shall grant, and vendors, mechanics' and materialmen's liens arising from the acquisition, construction and equipping of Project or the repair, replacement or renovation of the Project, or any part thereof, provided that any such vendors', mechanics' and materialmen's liens shall be discharged prior to any foreclosure thereof.

         "PERMITTED INVESTMENTS" means any of the following classes of securities, to the extent to which investment in such securities is permitted under State law:

         (1) the local government investment pool created in Chapter 83 of Title 36 of the Official Code of Georgia Annotated;

         (2) bonds or obligations of the Issuer or bonds or obligations of the State or other counties, municipal corporations, and political subdivisions of the State;

         (3)      Government Obligations;

         (4) obligations of agencies of the United States government issued by the Federal Land Bank, the Federal Home Loan Bank, the Federal Intermediate Credit Bank, or the Central Bank for Cooperatives;

         (5) bonds or other obligations issued by any public housing agency or municipal corporation in the United States, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United States government, or project notes issued by any public housing agency, urban renewal agency, or municipal corporation in the United States which are fully secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States government;

         (6) securities of or other interests in any no-load, open-end management type investment company or investment trust registered under the Investment Company Act of 1940, as from time to time amended, or any common trust fund maintained by any bank or trust company which holds such proceeds as trustee or by an Affiliate thereof so long as:

                  (A) the portfolio of such investment company or investment trust or common trust fund is limited to the obligations described in clause (3) above and repurchase agreements fully collateralized by any such obligations;

                  (B) such investment company or investment trust or common trust fund takes delivery of such collateral either directly or through an authorized custodian;

                  (C) such investment company or investment trust or common trust fund is managed so as to maintain its shares at a constant net asset value; and

                  (D) securities of or other interests in such investment company or investment trust or common trust fund are purchased and redeemed only through the use of national or state banks having corporate trust powers and located within the State; and

         (7) certificates of deposit of national or state banks located within the State which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of federal savings and loan associations and state building and loan or savings and loan associations located within the State which have deposits insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation or the Georgia Credit Union Deposit Insurance Corporation, including the certificates of deposit of any bank, savings and loan association, or building and loan association acting as depository, custodian, or trustee for any such proceeds of the Bond.

         The portion of the certificates of deposit described in clause (7) above in excess of the amount insured by the Federal Deposit Insurance Corporation, the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, or the Georgia Credit Union Deposit Insurance Corporation, if any, must be secured by deposit, with the Federal Reserve Bank of Atlanta, Georgia, or with any national or state bank or federal savings and loan association or state building and loan or savings and loan association located within the State, of one or more of the following securities in an aggregate principal amount equal at least to the amount of such excess: direct and general obligations of the State or of any county or municipal corporation in the State, Government Obligations described in clause (3) above, obligations of the agencies of the United States government described in clause (4) above, or bonds, obligations, or project notes of public housing agencies, urban renewal agencies, or municipalities described in clause (5) above.

         "PERSON" means a natural person, a public body and any form of business organization or other legal entity.

         "PLANS AND SPECIFICATIONS" means the final plans and specifications for the Leased Improvements and further defined, prepared as provided in Section 4.2(e), below.

         "PLEDGED SECURITY" means and includes, among other things, (a) the Project, (b) the rights of the Issuer in and under this Lease (except for the Unassigned Rights, and subject to the express provisions hereof), (c) the Basic Rent, (d) the Net Proceeds of casualty insurance received on account of damage to or destruction of the Leased Improvements and Leased Equipment paid for out of Bond proceeds or any part thereof, (e) the Net Proceeds received on account of a taking of the Project or any part thereof paid for out of Bond proceeds, or any portion thereof, under power of eminent domain and the Net Proceeds of any sale of the Project or any part thereof, (f) any amounts in the account of the Project Fund (subject to the rights of the Issuer and the Company to apply amounts in such account as provided in the Financing Documents), and (g) the proceeds of the foregoing, all as to be more particularly described in the Security Document.

         "PRINCIPAL BALANCE" means, as to the Bond as of any particular time:
(i) the total amount drawn down by the Issuer under the Bond Purchase Loan Agreement, reduced by (ii) any principal amounts thereof which have theretofore been paid.

         "PRINCIPAL PAYMENT DATE" means, as to the Bond, the date on which any principal thereof is due.

         "PROJECT" means the Leased Land, the Leased Improvements and the Leased Equipment as the same shall exist from time to time and initially is to include the Existing Facility and the Expansion, and may ultimately include the New Plant.

         "PROJECT BUDGET" means, in the aggregate, Project Costs amounting to no more than $170,000,000, plus any investment income earned on the Project Fund.

         "PROJECT COSTS" means:

         (a)      the book value of the Existing Facility;

         (b) the cost of the preparation of Plans and Specifications and any changes thereto, costs of any preliminary studies and environmental surveys, and any cost related to the planning of the Project or any aspect thereof;

         (c) the cost of acquiring, constructing and installing the components of the Project not in existence on December 31, 2002;

         (d) payment of expenses incurred in seeking to enforce any remedy against any vendor, supplier, fabricator, contractor or subcontractor in respect of any default under a contract relating to the Leased Improvements;

         (e) payment of the fees or out-of-pocket expenses of the Issuer relating to the Project and the financing thereof, including, but not limited to issuance costs, permits fees, surveys, costs of recording and filing documents, utility connection charges and other out-of-pocket expenses, if any, of those providing services with respect to the Project;

         (f) payment of any other costs and expenses relating to the Project permitted to be paid by the Issuer under the Act;

         (g) amounts need to retire or pay debt service on an interim loan incurred to make advances and payments for any of the items set forth in (a) through (f) above; and

         (h) payment to the Issuer or to the Company or to its Affiliates of such amounts, if any, as shall be necessary to reimburse the Issuer, the Company or its Affiliates in full for all advances and payments made by it for any of the items set forth in (a) through (g) above.

         "PROJECT DOCUMENTS" means any and all documents pertaining to the acquisition, construction and installation of the Project.

         "PROJECT FUND" means the Development Authority of Wilkinson County Taxable Industrial Development Revenue Bond (CARBO Ceramics Inc.
Project)--Project Fund" created by the resolution of the Issuer approving this Lease, as supplemented by the Bond Resolution.

         "PURCHASER" means the Company, being the initial purchaser of the Bond.

         "QUALIFIED FUNDS" means funds derived from Grants and from the Bond together with interest earned thereon while in the Project Fund.

         "QUALIFIED PROJECT COSTS" means (i) as to the proceeds of any EIP Grant, only EIP Project Costs, (ii) as to proceeds of any OneGeorgia Grant, only OneGeorgia Project Costs and (iii) as to any REBA Grant, only REBA Project Costs and (iv) as to the Bond, any Project Costs.

         "REBA GRANT" means any REBA Grant to the Issuer with respect to the Project, and also includes any local assistance grant or other form of State financial assistance to the Issuer intended to be used in connection with the Project for purposes similar to those of the REBA program.

         "REBA PROJECT COSTS" means those Costs of the Project that may, pursuant to the terms of any REBA Grant made with respect to the Project, be paid with proceeds of such REBA Grant.

         "REDEMPTION DATE" or "REDEMPTION DATE" means, as to the Bond, any date on which the Bond is to be prepaid and redeemed, in whole or in part, as established by the notice of redemption relating thereto.

         "REGISTER," means the registration books for the Bond maintained and to be maintained by the Registrar.

         "REGISTRAR" means the Custodian, acting on behalf of the Issuer, as registrar for the Bond.

         "REGULAR RECORD DATE" means, with respect to any Debt Service Payment Date, the 15th day of the calendar month next preceding such Debt Service Payment Date.

         "RENT COMMENCEMENT DATE" means the date the Bond is issued.

         "SECURITY DOCUMENT" means the instrument entitled "Deed to Secure Debt,Assignment of Rents and Leases and Security Agreement" from the Issuer to the Purchaser, its successors and assigns, pledging the Pledged Security as security for the Bond.

         "SPECIAL RECORD DATE" means, as to the Bond, the date established pursuant to Section 2.3 of the Bond Resolution for the payment of delinquent Debt Service on the Bond and deficiency interest thereon.

         "STATE" means the State of Georgia.

         "STATED INTEREST RATE" shall have the meaning set forth in Section 2.3 of the Bond Resolution.

         "TAXABLE" means, with reference to the Bond or interest thereon, that the interest on the Bond is not Tax-Exempt.

         "TAX-EXEMPT" means, with reference to a bond or interest thereon, that the interest on the Bond is not includable in the gross income of the Holder for federal income tax purposes, except during such period as the Bond is held by a "substantial user" of the Project or a "related person" (as such terms are used in the Code).

         "TERM" means the initial Term of this Lease, as and if extended, all as provided for in Section 5.1 hereof.

         "UNASSIGNED RIGHTS" means all of the rights of the Issuer (i) to receive reimbursements and payments pursuant to Sections 5.3(b)(i), 6.6, and
10.4 hereof, (ii) to receive notices pursuant to Section 12.1 hereof, under or pursuant to any provision of this Lease or the Bond Resolution (iii) that are certain consensual and enforcement rights pursuant to Sections 6.3, 6.4, 8.7 and
10.2 (as provided therein) hereof, (iv) to be indemnified as provided in Section
8.5 of this Lease, and (iv) to receive any special payment of Additional Rent that may be due pursuant to Section 5.3(b)(i) and (5.3(b)(iii), below, or pursuant to any other provision hereof; and (iii) to receive any payments due to it pursuant to Section 11.2, below, that are not stated therein as to be assigned to the Holder.

         "UPGRADES" means additional equipment to be used at the Existing Facility and may include a new sanitary sewer and waste treatment system.

         SECTION 1.2. CONSTRUCTION OF CERTAIN TERMS. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, the following rules of construction shall apply:

         (1) the use of the masculine, feminine, or neuter gender is for convenience only and shall be deemed and construed to include correlative words of the masculine, feminine, or neuter gender, as appropriate;

         (2) "this Lease" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more leases supplemental to this Lease and entered into pursuant to the applicable provisions hereof;

         (3) all references in this instrument to designated "Articles," "Sections," and other subdivisions are to the designated articles, sections, and other subdivisions of this instrument;

         (4) the words "herein, "hereof," and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular article, section, or other subdivision;

         (5) the terms defined in this Article shall have the meanings assigned to them in this Article and include the plural as well as the singular; and

         (6) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated by the American Institute of Certified Public Accountants, on and as of the date of this Lease.

         SECTION 1.3. TABLE OF CONTENTS; TITLES AND HEADINGS. The table of contents, the titles of the articles, and the headings of the sections of this Lease are solely for convenience of reference, are not a part of this Lease, and shall not be deemed to affect the meaning, construction, or effect of any of its provisions.

         SECTION 1.4. CONTENTS OF CERTIFICATES OR OPINIONS. Every certificate or written opinion delivered by any director or official of the Issuer or the Company with respect to the compliance by the Issuer or the Company with any condition or covenant provided for in this Lease shall be delivered only after the person or persons signing the same has made such examination or investigation as is necessary to enable him, her or them to express an informed opinion as to whether or not such covenant or condition has been complied with. Any such certificate or opinion made or given by any director or official of the Issuer or the Company, insofar as it relates to legal or accounting matters, may be made or given in reliance upon an opinion of counsel or a letter of such accountant. Any such opinion of counsel or accountant's letter may be based (insofar as it relates to factual matters with respect to information which is in the possession of a director or an official of the Issuer, the Company or any third party) upon the certificate or opinion of, or representations, by such director or official of the Issuer, the Company or such third party on whom such counsel or accountant may reasonably rely, unless such counsel or such accountant knows that the certificate or opinion or representations with respect to the matters upon which his legal opinion or accountant's letter may be based, as aforesaid, is erroneous or in the exercise of reasonable care should have known that the same was erroneous. The same director or official of the Issuer, the Company or third party, or the same counsel or accountant, as the case may be, need not certify or opine to all of the matters required to be certified or opined under any provision of this Lease, but different directors, officials, counsel, or accountants may certify or opine to different matters, respectively.

                                   ARTICLE II
                        REPRESENTATIONS AND UNDERTAKINGS

         SECTION 2.1. REPRESENTATIONS BY THE ISSUER. The Issuer makes the following representations and warranties as the basis for the undertakings on its part herein contained:

         (a) Creation and Authority. The Issuer is a public body corporate and politic and a corporation duly created and validly existing under the Act. The Issuer has all requisite power and authority under the Act: (i) to issue the Bond, (ii) to own the Project and to lease the same to the Company, and (iii) to enter into, perform its obligations under, and exercise its rights under the Issuer Documents. The Issuer has found that the Project is a "project" within the meaning of the Act that will promote the public purposes set forth in the Act.

         (b) Pending Litigation. There are no actions, suits, proceedings, inquiries, or investigations pending or, to the knowledge of the Issuer, after making due inquiry with respect thereto, threatened against or affecting the Issuer in any court or by or before any governmental authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the transactions contemplated by the Issuer Documents or which, in any way, would adversely affect the validity or enforceability of the Bond, the Bond Resolution, this Lease, or any of the other Issuer Documents, nor is the Issuer aware of any facts or circumstances presently existing which would form the basis for any such actions, suits, proceedings, inquiries, or investigations.

         (c) Issue, Sale, and Other Transactions Are Legal and Authorized. The issue and sale of the Bond, the execution and delivery by the Issuer of the Issuer Documents, and the adoption by the Issuer of the Bond Resolution and the compliance by the Issuer with all of the provisions of each thereof (i) are within the purposes, powers, and authority of the Issuer, (ii) have been or will be done in full compliance with the provisions of the Act and have been or will be approved by the Governing Body of the Issuer, and (iii) the Bond and the Issuer Documents have been or will be duly authorized by all necessary action on the part of the Issuer, have been or will be duly executed, are or will be legal and valid and do not or will not conflict with or constitute on the part of the Issuer a violation of or a breach of or a default under, or result in the creation or imposition of any lien, charge, restriction, or encumbrance upon any property of the Issuer under the provisions of, any charter instrument, bylaw, indenture, mortgage, deed to secure debt, pledge, note, lease, loan, or installment sale agreement, contract, or other agreement or instrument to which the Issuer is a party or by which the Issuer or its properties are otherwise subject or bound, or any license, judgment, decree, law, statute, order, writ, injunction, demand, rule, or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its activities or properties.

         (d) Governmental Consents. Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other Person, nor any circumstance in connection with the offer, issue, sale, or delivery of the Bond is such as to require the consent, approval, permission, order, license, or authorization of, or the filing, registration, or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery, and performance of the Issuer Documents, the adoption of the Bond Resolution, the consummation of any transaction therein contemplated, or the offer, issue, sale, or delivery of the Bond, except as shall have been obtained or made and as are in full force and effect.

         (e) No Defaults. To the knowledge of the Issuer, after making due inquiry with respect thereto, no event has occurred and no condition exists which would constitute an Event of Default (as such term is used in the various Issuer Documents) or which, with the lapse of time or with the giving of notice or both, would become an Event of Default under any of the Issuer Documents. To the knowledge of the Issuer, after making due inquiry with respect thereto, the Issuer is not in default or violation in any material respect under the Act or under any charter instrument, bylaw, or other agreement or instrument to which it is a party or by which it may be bound.

         (f) No Prior Pledge. The Pledged Security has not and shall not be mortgaged, pledged, or hypothecated by the Issuer in any manner or for any purpose or subject to any security interest by other than as security for the payment of the Bond, as to be provided in the Security Document.

         (g) Disclosure. The representations of the Issuer contained in the Issuer Documents and any certificate, document, written statement, or other instrument furnished to the Company by or on behalf of the Issuer in connection with the transactions contemplated thereby do not or will not contain any untrue statement of a material fact relating to the Issuer and do not or will not omit to state a material fact relating to the Issuer necessary in order to make the statements contained herein and therein relating to the Issuer not misleading. Nothing has come to the attention of the Issuer which would materially and adversely affect or in the future may (so far as the Issuer can now reasonably foresee) materially and adversely affect the construction of the Leased Improvements or acquisition and installation of the Leased Equipment by the Issuer or any other transactions contemplated by the Issuer Documents and the Bond Resolution which has not been set forth in writing to the Company and the Purchaser of the Bond or in the certificates, documents, and instruments furnished to the and the Purchaser of the Bond by or on behalf of the Issuer prior to the date of execution of this Lease in connection with the transactions contemplated hereby.

         (h) Compliance with Conditions Precedent to the Issuance of the Bond. All acts, conditions, and things required to exist, happen, and be performed precedent to and in the execution and delivery by the Issuer of the Bond do or will exist, have happened or will happen, and have been or will be performed in due time, form, and manner as required by law; the issuance of the Bond, together with all other obligations of the Issuer under the Issuer Documents, do not or will not exceed or violate any constitutional or statutory limitation.

         SECTION 2.2. REPRESENTATIONS BY THE COMPANY. The Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

         (a) Organization and Power. The Company is a corporation duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware and is qualified to do business and is in good standing in the State, and has all requisite power and authority to lease the Project from the Issuer and to enter into, perform its obligations under, and exercise its rights under the Company Documents.

         (b) Pending Litigation. There are no actions, suits, proceedings, inquiries, or investigations pending or, to the knowledge of the Company, after making due inquiry with respect thereto, threatened against or affecting the Company in any court or by or before any governmental authority or arbitration board or tribunal, which in the opinion of the Company involve the possibility of materially and adversely affecting the ability of the Company to perform its obligations under the Company Documents or the transactions contemplated by the Company Documents or which, in any way, in the opinion of the Company would adversely affect the validity or enforceability of the Company Documents or any agreement or instrument to which the Company is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby, nor is the Company aware of any facts or circumstances presently existing which would form the basis for any such actions, suits, proceedings, inquiries, or investigations.

         (c) Agreements Are Legal and Authorized. The Company Documents, the consummation of the transactions therein contemplated, and the fulfillment of or the compliance with all of the provisions thereof (i) are within the power, legal right, and authority of the

Company, (ii) have been duly authorized by all necessary and appropriate corporate action on the part of the Company, (iii) have been or will be duly executed and delivered on the part of the Company, (iv) are or will be legal and valid as to the Company, and (v) will not conflict with or constitute on the part of the Company a violation of or a breach of or a default under any charter instrument, bylaw, indenture, mortgage, deed to secure debt, pledge, note, lease, loan, or installment sale agreement, contract, or other agreement or instrument to which the Company is a party or by which the Company or its properties are otherwise subject or bound which would have a material adverse impact on the Company's ability to perform its obligations hereunder, or any license, law, statute, rule, regulation, judgment, order, writ, injunction, decree, or demand of any court or governmental agency or body having jurisdiction over the Company or any of its activities or properties.

         (d) Governmental Consents. No circumstances in connection with the execution, delivery, and performance by the Company of its obligations under the Company Documents or the Company's participation in the offer, issue, sale, or delivery by the Issuer of the Bond are such as to require the Company to obtain the consent, approval, permission, order, license, or authorization of, or the filing, registration, or qualification with, any governmental authority on the part of the Company in connection with the Company's execution, delivery, and performance of the Company Documents, the consummation of any transaction herein contemplated, or the offer, issue, sale, or delivery of the Bond, except as shall have been obtained or made and as are in full force and effect and except as are not presently obtainable. To the knowledge of the Company, after making due inquiry with respect thereto, the Company will be able to obtain all such additional consents, approvals, permissions, orders, licenses, or authorizations of governmental authorities as may be required on or prior to the date the Company is legally required to obtain the same in connection with the performance of its obligations under the Company Documents.

         (e) No Defaults. No event has occurred and no condition exists that would constitute an Event of Default (as such term is used in the various Company Documents) or which, with the lapse of time or with the giving of notice or both, would become an Event of Default thereunder.

         (f) Disclosure. The representations of the Company contained in the Company Documents and any certificate, document, written statement, or other instrument furnished by or on behalf of the Company to the Issuer or the Purchaser of the Bond in connection with the transactions contemplated hereby, do not or will not contain any untrue statement of a material fact.

                                   ARTICLE III
                         LEASING CLAUSE; SECURITY; TITLE

         SECTION 3.1. LEASE OF THE PROJECT. The Issuer, as lessor and landlord, hereby leases (subject to Section 3.5, below) to the Company, as lessee and tenant, and the Company hereby leases (subject to Section 3.5, below) from the Issuer, the Project at the rental set forth in Section 5.3 hereof and for the Term provided for in Section 5.1 hereof, and in accordance with the provisions of this Lease.

         SECTION 3.2. SECURITY FOR PAYMENTS UNDER THE BOND. As security for the payment of the Bond, the Issuer has adopted or will adopt the Bond Resolution, under the terms of which the Issuer shall execute and deliver to the Purchaser the Security Document, in which the Issuer shall assign unto the Purchaser, its successors and assigns, the Pledged Security, as security for, among other things, the payment of the Bond. The Company hereby agrees that its obligations to make all payments under this Lease shall be absolute and shall not be subject to any defense, except payment, or to any right of set off, counterclaim, or recoupment arising out of any breach by the Issuer of any obligation to the Company, whether hereunder or otherwise, or arising out of any indebtedness or liability at any time owing to the Company by the Issuer. The Company further agrees that all payments of Basic Rent required to be made under this Lease to the Issuer shall be paid directly by the Company to the Holder as set forth on the Register.

         SECTION 3.3. TITLE TO COMPONENTS OF THE PROJECT.

         The various components of the Project shall become a part of the Project and title therein shall vest in the Issuer at such time as Qualified Funds are used to pay, or to reimburse the Company for, the cost thereof. Upon the vesting of title thereto in the Issuer, such components shall be leased by the Issuer to the Company hereunder. The Issuer disclaims any interest in any trade fixtures or equipment installed at Leased Land that neither are paid for with Qualified Funds nor constitute Additions, Alterations, replacements or substitutions for Leased Equipment that was paid for with Qualified Funds. The Issuer warrants and covenants that, except for the lease of the Project and options herein granted to the Company, except for any mechanics and materialmen's liens relating to the construction or installation of Leased Improvements or Leased Equipment in accord with the Plans and Specifications and except as provided in the Security Document, the Issuer shall not otherwise encumber the Project or any part thereof. The Issuer covenants, that if requested by the Company and at the expense of the Company, the Issuer shall take all acts necessary to defend its title to the Project and will do no act to impair such title.

         SECTION 3.4. WARRANTIES AND COVENANTS AS TO TITLE. The Company will cause any mechanics' and materialmen's liens relating to the Project to be discharged prior to any foreclosure thereof, and take such further actions as are necessary to cause good and merchantable title to the Project to be vested in the Issuer (subject only to Permitted Encumbrances). The Company covenants to do no act that will impair the title of the Issuer to the Project.

                                   ARTICLE IV
                           COMPLETION OF THE PROJECT;
                           ISSUANCE OF THE BOND; FUNDS

         SECTION 4.1. AGREEMENTS RELATING TO THE PROJECT. The Issuer is the owner of the Initial Project Land. The Issuer has, by operation of law, acquired title to the Improvements heretofore constructed on the Initial Project Land and shall, by operation of law, acquire title to all additional Improvements hereafter constructed on the Initial Project Land. The Issuer holds title to the items of Machinery and Equipment that are now located on the Initial Project Land and it is agreed that any items of Machinery and Equipment hereafter located on the Initial Project Land by the Company shall become the property of the Issuer at the time such items of Machinery and Equipment are installed on the Initial Project Land.

         It is further agreed that if the Company elects to locate the New Plant in the County, land that is to serve as the site thereof (the "New Plant Site") shall be conveyed to the Development Authority and that the Development Authority shall, by operation of law, acquire title to all Improvements theretofore or thereafter constructed on the New Plant Site. It is further agreed that, by operation of this instrument, without need for a separate Bill of Sale, any items of Machinery and Equipment, thereafter or hereafter located on the New Plant Site by the Company while such New Plant Site is owned by the Development Authority, shall become the property of the Issuer at the time such items of Machinery and Equipment are installed on the New Plant Site.

         The Company shall be responsible for any construction relating to the Project and for the acquisition and installation of all machinery and equipment that is to become a part of the Project. The Company, in its sole discretion, shall determine the scope of the Upgrades, and shall determine whether or not to construct the Line 3 Expansion and the scope thereof or whether or not to acquire, construct and equip the New Plant and the location and scope thereof. If the New Plant is to be constructed in the County, it is expected to be constructed on the Martin-Wynn Property that is described in the Amended and Restated Memorandum of Understanding.

         If the Company elects to add the Line 3 Expansion, it shall so notify the Issuer and the County in writing, by an "Activation Notice" that it is committed to construct the Line 3 Expansion; such Activation Notice shall provide a schedule for the construction and equipping of the Line 3 Expansion, and state the estimated date it is to be placed in service. Once such Activation Notice is given, the Company shall be obligated to construct and equip the Line 3 Expansion, provided that it may thereafter elect not to construct or to discontinue construction of the same.

         If the Company elects to construct the New Plant, it shall so notify the Issuer and the County in writing, by an "Activation Notice," that it is committed to construct the New Plant; such Activation Notice shall identify the site of the New Plant, shall provide a schedule for the construction and equipping of the New Plant, and shall state the estimated date it is to be placed in service. Once such Activation Notice is given, CARBO shall be obligated to construct and equip the new plant, provided that it may thereafter elect not to construct or to discontinue construction.

         SECTION 4.2. FUNDING OF PROJECT COSTS.

         (a) The Issuer will issue the Bond in the Maximum Principal Amount of $170,000,000 to pay Qualified Project Costs.

         (b) The Issuer or the County, or both, may apply, but shall not be required to apply for, state or federal Grants. If any grant proceeds are received by the Issuer, the Issuer will deposit the amount of any Grant proceeds received by it in the Grant Proceeds Fund (if permitted to do so by the terms of such Grant) and use the same (if permitted to do so by the terms of such Grant) for the payment of Qualified Project Costs. The Issuer, as Custodian of the Grant Proceeds Fund, shall establish a separate account in Grant Proceeds Fund for the proceeds of each Grant and shall apply the proceeds of each such Grant to the Qualified Project Costs payable from such Grant. Proceeds of any Grant that are restricted by the terms of such Grant shall be applied only in compliance with such Grant.

         (c) Any proceeds of the Bond actually paid by the Holder to the Issuer shall be deposited in the Project Fund, and such proceeds shall be disbursed as directed by the Company to pay or reimburse Qualified Project Costs. If the Company is also the Holder and if Company directly pays any qualified Project Cost it may elect, as reflected in a Request for Advance, to
(i) advance funds to the Issuer for deposit in the Project Fund and to be reimbursed from such account or (ii) to treat the payment as a constructive advance under the Bond Purchase Loan Agreement and as a constructive reimbursement from the Project Fund. In such case the constructive advance shall be reflected on the books of the Project Fund as a constructive receipt and the constructive reimbursement shall be reflected as a constructive disbursement.

         (d) The Company shall be responsible for the construction and/or installation activities relating to the Leased Improvements, including, without limitation, entering into an installation or a construction contract or contracts with a third party general contractor and other third party contractors as necessary, provided that certain installation and construction activities will be conducted by the Company using its own labor and materials. The Company shall also be responsible for the acquisition and installation of items of the Leased Equipment.

         SECTION 4.3. USE OF AMOUNTS IN THE PROJECT FUND. Amounts in the Project Fund shall be used only to pay third parties for, or to reimburse the Company or an Affiliate of the Company for, Qualified Project Costs. Grant proceeds in the respective accounts of the Grant Proceeds Fund shall be used only to pay those Qualified Project Costs which are permitted by the terms of the respective Grants.

         SECTION 4.4. DISBURSEMENTS FROM THE PROJECT FUND.

         (a) In General. The Custodian, upon the written request of the Company, shall use Qualified Funds to pay Qualified Project Costs. To the extent that the proceeds of a Grant may be used for Qualified Project Costs, payment shall be made out of proceeds of such Grant if such proceeds are then available in the account for such proceeds in the Grant Proceeds Fund, and to the extent of any remaining costs, payment shall be made or constructively made out of the proceeds of the Bond in the Project Fund. If any item of cost would be eligible for payment from proceeds of a Grant and if, at the time the cost is required to be paid, the proceeds of such Grant have not been received, such payment may be made from proceeds of the Bond or by the Company (accompanied by a transfer of title to the related property to the Issuer in anticipation of payment transfer as provided below) and when such Grant Proceeds are subsequently received and deposited in the account for such Grant in the Grant Proceeds Fund, they may, subject to all applicable laws, regulations and applicable Grant program requirements, be used to reimburse the Project Fund, or in the case of prior payment by the Company, the Custodian shall, in accordance with the above procedures, use funds in the Grant Proceeds Fund to pay the Company for the above-mentioned related property. Any amount of Grant Proceeds used to reimburse the Project Fund shall be used to pay other Qualified Project Costs, and if all Qualified Project Costs have been paid, the same shall be used to retire principal of the Bond and accrued interest on such principal reduction.

         (b) Grant Proceeds. The deposit, retention, processing and disbursement of proceeds of any Grant shall be subject to all applicable laws, regulations and applicable Grant program requirements. Requisitions for payments of Qualified Project Costs from the proceeds of any Grant shall be in writing in the form attached hereto as Exhibit D, executed on behalf of the Company by an Authorized Company Representative and submitted to the Issuer and shall be accompanied by such documentation as shall be required by any applicable laws, regulations and Grant program requirements.

         (c) Bond Proceeds. If funds are on deposit in the Project Fund, the Company may by a requisition of the Company in the form required by the Bond Purchase Loan Agreement request that such funds be used to pay or to reimburse it for Qualified Project Costs. If at the time such payment or reimbursement is requested there are not sufficient Qualified Funds in the Project Fund to pay the full amount of such payment and if the full amount of the Commitment under the Bond Purchase Loan Agreement has not theretofore been drawn, the Company, as agent of the Issuer may file with the Holder, with a copy to the Custodian of the Project Fund a Request Advance under the Bond Purchase Loan Agreement, for the lesser of (i) the additional amount needed to fund such payment or (ii) the balance of such Commitment under the Bond Purchase Loan Agreement. The amount of any such draw shall be credited to the Project Fund (including constructive deposits as provided above) and the payment (including constructive payments as provided above) requested by the Company shall be reflected on the records of the Project Fund.

         (d) Direct Payment. The Issuer may request the Custodian to make payments for Qualified Project Costs directly to (i) vendors, suppliers, contractors, subcontractors, laborers, materialmen, or persons furnishing labor, services, or materials used or to be used in connection with the Project, (ii) to the Company or any Affiliate of the Company to reimburse it for Qualified Project Costs, or (iii) to any combination of the foregoing. Each payment from the Project Fund (except constructive payments) shall be made by the Custodian in lawful money of the United States by check, wire transfer or by interbank or intrabank transfer of funds, as directed by the Company in the applicable requisition, within ten (10) Business Days following receipt by the Custodian of the requisition in compliance with the requirements of this Lease and the Project Documents (or later, if necessitated by Grant-related procedures), and the Custodian may act in reliance upon any instrument or signature reasonably believed by it to be genuine and authorized.

         (e) Evidence of Progress. The Issuer, upon the written request of the Custodian or the Holder from time to time, shall furnish to the Custodian or the Holder, as applicable, evidence which is reasonably satisfactory to the Custodian or the Holder, as applicable, including, but not limited to, certificates and affidavits of the Contractor and/or the consulting engineer, if a consulting engineer has been or is engaged, or any contractor or such other person as the Custodian, or the Holder may reasonably require, showing (i) the extent completed, and estimated value, of the Leased Improvements and Leased Equipment being paid for out of funding sources other than Bond proceeds, at that time, (ii) that all outstanding claims for purchases, labor, materials, fixtures, furnishings, equipment, and other work have been paid or provided for in accordance with the requirements of this Lease, and (iii) that any contractors, and any third party involved in the acquisition and installation of Leased Equipment (other than Leased Equipment being paid for out of Bond proceeds) has substantially complied with all of such Person's obligations hereunder and under the Project Documents.

         SECTION 4.5. OBLIGATION OF THE PARTIES TO COOPERATE IN FURNISHING DOCUMENTS; RELIANCE OF THE CUSTODIAN. The Issuer and the Company agree to cooperate with each other in furnishing to the Custodian the documents referred to in this Article or in the Project Documents that are required to effect payments from the Project Fund.

         SECTION 4.6. ESTABLISHMENT OF COMPLETION DATE. When in the sole judgment of the Company the Project been substantially completed (i.e., substantially acquired, constructed and or installed) such event shall be evidenced to the Issuer, to the Custodian and to the Holder by a certificate of the Company, stating that the Project has been substantially completed, listing the items, if any, that need to be completed or corrected and the amounts needed therefor, which certificate shall be signed by the Authorized Company Representative. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. It shall be the duty of the Company to cause the certificate contemplated by this Section to be furnished as soon as the acquisition, construction and installation of the Leased Improvements shall have been substantially completed and the Leased Equipment has been acquired and installed. When the Project has been fully completed and all Qualified Project Costs have been fully paid, the Company shall so notify the Issuer, the Custodian and the Holder in writing and (i) any amounts in the Project Fund shall be paid to the Holder in partial redemption of the Bond and (ii) any amount remaining in any account of the Grant Proceeds Fund shall be applied as required by the terms of such Grant.

         SECTION 4.7. AUTHORIZED COMPANY AND ISSUER REPRESENTATIVES AND SUCCESSORS. The Company and the Issuer, respectively, shall designate, in the manner prescribed in Section 1.1 hereof, the Authorized Company Representative(s) and the Authorized Issuer Representative(s). In the event that any person so designated should become unavailable or unable to take any action or make any certificate provided for or required in this Lease, a successor or additional Authorized Company Representative or Authorized Issuer Representative shall be appointed in the manner prescribed in Section 1.1 hereof.

         SECTION 4.8. ENFORCEMENT OF REMEDIES AGAINST CONTRACTORS, SUBCONTRACTORS, SUPPLIERS, FABRICATORS AND THEIR SURETIES. The Company may, and at the written direction of the Issuer shall, at the Company's expense, take such action and institute such proceedings as shall be necessary to cause and require all vendors, contractors, subcontractors, suppliers, fabricators of any property forming a part of the Project, and their sureties to complete their contracts diligently in accordance with the terms of such contracts, including, without limitation, the correction of any defects. The Issuer may also, from time to time, in its own name, take such action as may be necessary or advisable, as determined by the Issuer, against such vendors, contractors, subcontractors, suppliers, fabricators and their sureties, to insure the proper sale, delivery and construction of the Leased Improvements and installation of the Leased Equipment including, without limitation, the correction of any defects.

                                   ARTICLE V
              EFFECTIVE DATE OF THIS LEASE; DURATION OF LEASE TERM;
               RENTAL PROVISIONS; NATURE OF OBLIGATIONS OF COMPANY

         SECTION 5.1. EFFECTIVE DATE OF THIS LEASE; DURATION OF LEASE TERM. This Lease shall become effective upon its delivery. The Term of this Lease shall expire at midnight, Wilkinson County, Georgia time, at the close of the December 1, 2016.

         SECTION 5.2. DELIVERY AND ACCEPTANCE OF POSSESSION; USE. The Company shall, commencing with the date of delivery of this Lease, have possession, custody and control of the Project as it exists on such date and the Company hereby accepts such possession, custody and control, all subject to Section 3.5, above. The Issuer agrees that, subject to Permitted Encumbrances, so long as the Company shall fully and punctually pay all of the rents and other amounts provided to be paid hereunder by the Company and shall fully and punctually perform all of its other covenants and agreements hereunder, the Company shall be entitled to occupy and use the Project during the Term, and the Issuer warrants and covenants, subject to Permitted Encumbrances, that it will defend the Company in such use of the Project, all subject to Section 3.5, above. The Issuer covenants and agrees that, subject to Permitted Encumbrances, it shall not take any action, other than pursuant to Article X of this Lease, or the other express provisions of this Lease, to prevent the Company from having the use of the Project during the Term.

         SECTION 5.3. RENTS AND OTHER AMOUNTS PAYABLE.

         (a) Basic Rent: No Basic Rent shall be payable prior to the issuance of the Bond. From and after the issuance of the Bond and until the principal of and interest on the Bond shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Bond Resolution, the Company shall pay to the Holder for the account of the Issuer as Basic Rent for the Project on or before 11:00 a.m., Georgia time, on each date on which Debt Service on the Bond is due, a sum equal to the amount payable on that date as Debt Service on the Bond, as to be provided in the Bond and in the Bond Resolution. Such Basic Rent payments shall be applied to and credited as Debt Service payments on the Bond. Upon any termination or expiration of this Lease prior to the retirement of the Bond, the Issuer shall call the Bond for redemption and the Company shall make an additional payment of Basic Rent sufficient to redeem the Bond at a redemption price of 100% of the principal balance thereof plus accrued interest to the date of redemption, provided that if the Company or its Affiliate then owns the Bond, the Bond may be surrendered for cancellation in lieu of such cash payment by the Company and such redemption.

         (b)      Additional Rent and Advanced Rent Payment:

                  (i) Additional Rent Payable to Issuer. On July 1 in each of the years 2004 through 2016, both inclusive, the Company shall pay to the Issuer Additional Rent of $35,000 per year, being the rent payable under the prior Lease Agreement, dated July 22, 1997, which is hereby terminated and superceded by this Lease. The Company also agrees that, during the Term, it shall pay directly to the Issuer, as Additional Rent, an amount sufficient to reimburse the Issuer for any amounts that are subject to payment or indemnification by the Company to the Issuer under Sections 5.3(b)(i), 6.6, 8.5 or 10.4 hereof. The Issuer from time to time shall bill all payments of Additional Rent described in this paragraph to the Company, together with reasonable supporting documentation thereof. The Company shall pay amounts so billed within thirty (30) days after receipt of the bill by the Company; the right of the Issuer to payments under this paragraph is one of the Unassigned Rights. In the event the Company shall fail to make any of the payments required in this Section 5.3(b)(i), the unpaid amount shall continue as an obligation of the Company until fully paid, and shall accrue interest from such thirtieth day at the lesser of: (i) the Default Rate calculated on the basis of a 365/366 day year and actual number of days elapsed or (ii) the maximum rate allowed by law. Upon any expiration or termination of this Lease, any amount then owing the Issuer for Additional Rent shall become due shall be paid immediately by the Company.

                  (ii) Additional Rent Payable to Holder. The Company agrees that, during the Term, it shall pay directly to the Holder, as Additional Rent, an amount sufficient to reimburse the Holder for all expenses, advances or liabilities incurred by the Holder, including, but not limited to, the reasonable fees and expenses of counsel for the Holder, as a result of the failure of the Company to comply with the terms of this Lease and any amounts that are subject to payment or indemnification by the Company to the Holder under Sections 5.3(b)(ii), 6.6, 8.5 or 10.4 hereof. The Holder from time to time shall bill all payments of Additional Rent described in this paragraph to the Company, together with reasonable supporting documentation thereof. The Company shall pay amounts so billed within thirty (30) days after receipt of the bill by the Company. In the event the Company shall fail to make any of the payments required in this Section 5.3(b)(ii), the unpaid amount shall continue as an obligation of the Company until fully paid, and shall accrue interest from such thirtieth day at the lesser of: (i) the Default Rate calculated on the basis of a 365/366 day year and actual number of days elapsed or (ii) the maximum rate allowed by law. Upon any expiration or termination of this Lease, any amount then owing the Issuer for Additional Rent shall become due shall be paid immediately by the Company.

                  (iii) Payments under the Amended and Restated Memorandum of Understanding. The Company shall timely pay all amounts required to be paid by it under the Amended and Restated Memorandum of Understanding.

         SECTION 5.4. PLACE OF RENTAL PAYMENTS. The Basic Rent provided for in
Section 5.3(a) hereof, shall be paid directly to the Holder as pledgee of the Issuer. The Additional Rent provided for in Section 5.3(b)(i) and any interest on late payments thereof shall be payable directly to the Issuer. The Additional Rent provided for in Section 5.3(b)(ii) and any interest on late payments thereof shall be payable directly to the Holder that is entitled thereto. The payments referred to in Section 5.3(b)(iii) and any interest on late payments thereof shall be payable as provided in the Amended and Restated Memorandum of Understanding. All payments shall be paid in lawful money of the United States of America in funds that are immediately available on the due date of such payment.

         SECTION 5.5. NATURE OF OBLIGATIONS OF COMPANY HEREUNDER.

         (a) The obligations of the Company to make the payments required in Section 5.3 hereof and other Sections hereof and to perform and observe any and all of the other covenants and agreements on its part contained herein shall be a general obligation of the Company and shall be absolute and unconditional irrespective of any defense or any rights of set off, recoupment, or counterclaim, except payment, it may otherwise have against the Issuer or the Holder. The Company agrees that it shall not (i) suspend, abate, reduce, abrogate, diminish, postpone, modify, or discontinue any payments provided for in Section 5.3 hereof, (ii) fail to observe any of its other agreements contained in this Lease, or (iii) terminate its obligations under this Lease for any contingency, act of God, event, or cause whatsoever, including, without limiting the generality of the foregoing, failure of the Company to occupy or to use the Project as contemplated in this Lease or otherwise, any change or delay in the time of availability of the Project, any acts or circumstances which may impair or preclude the use or possession of the Project, any defect in the title, design, operation, merchantability, fitness, or condition of the Project or in the suitability of the Project for the Company's purposes or needs, failure of consideration, any declaration or finding that a Bond is unenforceable or invalid, the invalidity of any provision of this Lease, any acts or circumstances that may constitute an eviction or constructive eviction, destruction of or damage to the Project, the taking by eminent domain of title to or the use of all or any part of the Project, failure of the Issuer's title to the Project or any part thereof, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either thereof or in the rules or regulations of any governmental authority, or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability, or obligation arising out of or connected with this Lease.

         (b) Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained. In the event the Issuer should fail to perform any such agreement on its part, the Company may institute such action against the Issuer as the Company may deem necessary to compel performance so long as such action does not abrogate the Company's obligations hereunder. The Issuer hereby agrees that it shall not take or omit to take any action that would cause this Lease to be terminated, except pursuant to an express right contained herein.

         (c) The Company may, however, at its own cost and expense and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to secure or protect its right of possession, occupancy, and use hereunder, and in such event the Issuer hereby agrees to cooperate fully with the Company and to take all action necessary to effect the substitution of the Company for the Issuer in any such action or proceeding if the Company shall so request.

                                   ARTICLE VI
                MAINTENANCE, TAXES, INSURANCE AND EMINENT DOMAIN

         SECTION 6.1. MAINTENANCE OF PROJECT. The Company, at the expense of the Company, during the Term shall (i) keep the Project in as reasonably safe condition as its operations shall permit and (ii) keep the Project in reasonably good repair and operating condition, making from time to time, subject to the provisions of Section 6.2 hereof, all necessary and proper repairs thereto and renewals and replacements thereof, including, without limitation, external and structural repairs, renewals, and replacements. Subject to the provisions of
Article VIII hereof, the Company, at its own expense, may from time to time make any Additions or Alterations and any modifications, upgrades, replacements and substitutions to the Leased Improvements or Leased Equipment that it may deem desirable for its purposes. Subject to the provisions of Section 9.7 hereof, Additions or Alterations and any modifications, upgrades, replacements and substitutions to the Leased Improvements so made by the Company shall be located on the

Leased Land and shall become a part of the Project and any modifications, upgrades, replacements and substitutions to the Leased Equipment so made by the Company shall be located on the Leased Land and shall become a part of the Project. The Company shall not do or permit others under its control to do any work in or about the Project or related to any repair, rebuilding, restoration, replacement, alteration of, or addition to the Leased Improvements, or any part thereof, unless all requisite municipal and other governmental permits and authorizations shall have first been procured and paid for. All such work shall be done in a good and workmanlike manner and in compliance with all applicable laws, ordinances, governmental regulations, and requirements. Notwithstanding the foregoing, in the event the Project, or any part thereof, is damaged or destroyed by casualty, the Company's obligations to repair or replace the Project, or portion thereof so damaged or destroyed, shall be governed exclusively by Section 7.2 hereof.

         SECTION 6.2. REMOVAL OF LEASED EQUIPMENT. Subject to Section 6.1, above, the Company shall not be under any obligation to replace any inadequate, obsolete, worn out, unsuitable, undesirable, or unnecessary Leased Equipment, unless the replacement thereof is necessary, in the judgment of the Company, for the proper operation of the Project or is necessary, in the judgment of the Issuer, to preserve the value of the Project. The Company may from time to time remove any Leased Equipment or other personal property from the Project, provided additional Leased Equipment or other personal property of equal utility to the operation of the Project, but not necessarily the same function, is or has been conveyed to the Issuer as a part of the Project.

         SECTION 6.3. TAXES, OTHER GOVERNMENTAL CHARGES, AND UTILITY CHARGES. The Company, at the expense of the Company, shall, throughout the Term, duly pay and discharge, as the same become due and payable, (i) all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the interests of the Issuer, of the Company and of the Holder in the Project, (ii) any sales or rent taxes levied upon or with respect to the lease revenues and receipts of the Issuer from the Project which, if not paid, will become a lien on the Project or a charge on the revenues and receipts therefrom prior to or on a parity with the charge, pledge, and assignment thereof created and made in the Bond Resolution and in the Security Document, (iii) all utility and other charges incurred in the operation, maintenance, use, occupancy, and upkeep of the Project, and (iv) other levies, permit fees, inspection and license fees and all other charges imposed upon or assessed against the Project or any part thereof or upon the revenues, rents, issues, and income of the Project or arising in respect of the occupancy, uses or possession thereof. Both the Issuer and the Holder shall be entitled to enforce the provisions of this Section, and the Issuer's right to enforce the same is one of the Unassigned Rights. The parties intend that the Company pay ad valorem property taxes with respect to the interest of the Company hereunder as contemplated in the Amended and Restated Memorandum of Understanding.

         If any taxing authority seeks to impose any taxes described in this Section, and if the Company first notifies the Issuer and the Holder of its intention to do so, the Company may, at its own expense and in its own name and behalf or in the name and behalf of the Issuer and in good faith, contest any such taxes, assessments, and other charges and, in the event of any such contest, may permit the taxes, assessments, or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, but only so long as neither the

Project nor any part thereof will be subject to imminent loss or forfeiture by reason of such nonpayment.

         Should such unpaid taxes cause the Project to be subject to imminent loss or forfeiture by reason of such nonpayment, the Issuer shall provide for the payment of such taxes and be entitled to collect any and all rebates or return or such. The Company shall exhibit to Issuer and to the Holder upon written request validated receipts showing the payment of any other charges and taxes which may be or become a lien or encumbrance on the Project.

         SECTION 6.4. INSURANCE.

         (a) The Company, at the expense of the Company, throughout the Term, shall carry the following insurance:

                  (i) hazard and casualty insurance on the Leased Improvements and Leased Equipment, in amounts (taking into account a deductible of not more than $100,000 per occurrence) not less than the lesser of (A) an amount not less than 100% of replacement cost of the Project or (B) full insurable value of the Project; all hazard, casualty, and flood insurance policies obtained by the Company as required by Section 6.4(a)(i) shall be endorsed to name the Issuer as a co-loss payee payable and shall be payable to the Issuer or the Holder, as assignee of the Issuer, without contribution, under a standard mortgagee clause (the deductible amount specified above may be increased with the written consent of the Issuer);

                  (ii) general liability insurance, in amounts of $1,000,000 per occurrence and $2,000,000 in aggregate, and fire damage for any one fire of $500,000, subject to deductibles per occurrence not to exceed $200,000; such policy or policies shall name the Issuer and the Holder as additional insureds (the deductible amount specified above may be increased with the written consent of the Issuer and the Holder); and

                  (iii) worker's compensation insurance as required by law relating to the Company's employees working at the Project.

         (b) The Issuer, by the Security Document, shall assign its interest in the casualty insurance described in (a)(i), above, to the Holder, together with all unearned premiums as further security for the Bond.

         (c) The Issuer and the Holder shall each respectively be entitled to enforce the provisions of this Article insofar as their rights are concerned, and the Issuer's right to enforce this Article shall be one of the Unassigned Rights.

         SECTION 6.5. APPLICATION OF NET PROCEEDS OF INSURANCE. The Net Proceeds of the insurance carried pursuant to the provisions of Sections 6.4(a)(i) and
(ii) and similar insurance carried by any contractor shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds have been paid. The Net Proceeds of insurance carried pursuant to Section 6.4(a)(i) shall be transferred to the Custodian and deposited in the Project Fund to be applied as provided in Article VII hereof.

         SECTION 6.6. ADVANCES BY THE ISSUER OR THE HOLDER. If the Company shall fail to do any act or pay any taxes, assessments, charges or insurance premiums required by this Article, the Issuer or the Holder may (but shall be under no obligation to), after notifying the Company of its intention to do so, do any such act or pay any such taxes, assessments, charges or premiums required by this Article, and all amounts so advanced therefor by the Issuer or the Holder shall become an additional obligation of the Company to the one making the advancement, which amounts shall constitute Additional Rent which shall be payable, with interest as provided in Section 5.3 (b). Any remedy herein vested in the Issuer for the collection of rent shall also be available to each Holder for the collection of any Additional Rent payable to the Holder on account thereof.

         SECTION 6.7. EMINENT DOMAIN. If the Issuer or the Company obtains knowledge of the institution or threat of institution of any proceedings for the taking of the Project or any portion thereof by exercise of the power of eminent domain, it shall immediately notify the other party hereto and the Holder of the pendency of such proceedings. The Issuer, the Company and Holder may participate in any such proceedings and Issuer from time to time shall deliver to the Company and each Holder all instruments requested by it to permit such participation. The Issuer shall not settle any eminent domain proceeding relating to the Project or any part thereof or sell the Project or any part thereof under threat of eminent domain without the prior written consent of the Company and the Holder. The Net Proceeds of any eminent domain award or any sale in lieu of a taking by eminent domain shall be transferred to the Custodian and deposited in the Project Fund to be applied as provided in Article VII hereof.

                                   ARTICLE VII
                      DAMAGE, DESTRUCTION, AND CONDEMNATION

         SECTION 7.1. ELECTION TO REPAIR, RESTORE OR REPLACE. If any portion of the Project is damaged, destroyed or taken by eminent domain (or is sold under threat of eminent domain), the Net Proceeds shall, upon receipt, be deposited in the Project Fund which shall be held by the Custodian. If any such Net Proceeds received with respect to property financed by such Grant is required to be segregated in a separate account in the Project Fund, the Custodian shall create such a separate account and administer the same as required by the terms applicable to such Grant. If such Net Proceeds plus any other moneys voluntarily deposited in the Project Fund by either the Issuer, the Company, or both, are sufficient (taking into account any other funds available for such purpose) to repair, restore or replace the Project, taken as a whole, as reasonably determined by the Company, so that the Project as repaired, restored or replaced shall be, when taken as a whole, at least equal in value and general utility as it was prior to the damage or destruction or taking, then the Company, after filing such cost and value estimates with the Issuer and the Holder, may elect in a written notice filed with the Issuer and the Holder to repair, restore or replace the Project. Such election shall be made not more than one hundred twenty (120) days following the receipt of the last of such Net Proceeds. Such election shall certify that such repair, restoration or replacement is reasonably expected by the Company to be completed and placed in service by a date specified therein which shall be not later than one year following such election. If the Company elects to repair, restore or replace the Project, the Company may enter into an agreement, under which a third party, acting as an independent contractor for the Company, shall promptly proceed to do so and shall prosecute its repair, restoration and replacement activities (including the acquisition and installation of replacement Leased Equipment) with due diligence. Amounts held in the Project Fund shall be disbursed to pay costs for such repair, restoration or replacement substantially in the manner provided for herein for the disbursement of amounts in the Project Fund. Under no circumstance shall damage or destruction of the Project or restoration or repair thereof be deemed to extend the stated maturity of the Bond or of this Lease or relieve the Company of its obligations to make scheduled periodic payments of Basic Rent to be used to pay interest and/or principal specified in the Bond. Upon completion of the work and payment in full therefor, the Custodian shall apply any amount remaining in the Project Fund first to reimburse the Issuer and the Company, ratably for any voluntary deposits they have made to the Project Fund and then to retire principal of the Bond, provided however that if any Net Proceeds received with respect to any item of property financed by any Grant are not fully expended to repair, restore or replace such item and if the terms of such Grant require some other application of such unspent Net Proceeds, the terms of the Grant shall govern.

         SECTION 7.2. ELECTION NOT TO REPAIR, RESTORE OR REPLACE. If an election to repair, restore or replace damaged, destroyed or taken portions or all of the Project is not made within the time provided in Section 7.1, above, or if prior to such time the Company notifies the Issuer, the Holder and the Custodian that it elects not to repair, restore or replace damaged, destroyed or taken portions or all of the Project, this Lease shall terminate and the Custodian shall apply the Net Proceeds in the Project Fund first to reimburse the Issuer and the Company, ratably for any voluntary deposits they have made to the Project Fund and then to retire principal of the Bond, provided however that if any Net Proceeds received with respect to any item of property financed by any Grant are on deposit in the Project Fund and if the terms of such Grant require some other application of such unspent Net Proceeds, the terms of the Grant shall govern.

                                  ARTICLE VIII
                     ADDITIONAL COVENANTS; ADDITIONAL BONDS

         SECTION 8.1. NO WARRANTY OF CONDITION OR SUITABILITY BY THE ISSUER. THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE DESIGN, CONSTRUCTION, MATERIALS, WORKMANSHIP, MERCHANTABILITY, OR CONDITION OF ANY PART OF THE PROJECT OR THAT THE SAME WILL BE SUITABLE FOR THE COMPANY'S PURPOSES OR NEEDS, AND THE COMPANY WAIVES AND RELEASES ALL CLAIMS AGAINST THE ISSUER BASED ON OR RELATING TO SUCH MATTERS AND AGREES THAT AT ALL TIMES THE COMPANY HAS RELIED UPON ITS OWN INSPECTIONS, REVIEWS AND ANALYSIS IN DETERMINING THE SUITABILITY OF THE PROJECT FOR ITS INTENDED PURPOSES.

         SECTION 8.2. ACCESS TO PROJECT AND RECORDS. The Issuer and the Holder and their respective duly authorized representatives and agents, shall have the right, upon reasonable prior notice, but subject to any reasonable restriction imposed by the Company for the protection of its patents, trademarks, trade secrets, and other confidential proprietary information, to enter the industrial facilities at which the Project is located at all reasonable times during the Term for the purpose of (i) examining and inspecting the Project and (ii) performing such work in and about the Project made necessary by reason of an Event of Default. The Issuer and the Holder shall also have the right at all reasonable times to examine, photocopy and make extracts from the books and records of the Company, insofar as such books and records relate to the repair and maintenance of the Project or insofar as necessary to ascertain compliance with this Lease and compliance with the Amended and Restated Memorandum of Understanding.

         SECTION 8.3. COMPANY TO MAINTAIN ITS EXISTENCE AND QUALIFICATION; CONDITIONS UNDER WHICH EXCEPTIONS PERMITTED. The Company agrees that while this Lease is in effect it shall maintain its legal existence and good standing as a corporation in the state of its domicile and shall maintain its qualification to do business and good standing in the State, shall not without the prior written consent of the Issuer and the Holder, which consent shall not be unreasonably withheld or delayed, consolidate with or merge into another Person or permit one or more other Persons to consolidate with or merge into it, and shall not dissolve or otherwise dispose of all or substantially all of its assets. The Company may, without violating the agreement contained in this Section, consolidate with or merge into another domestic entity (that is, an entity organized and existing under the laws of one or more states of the United States of America), or permit one or more such domestic entities to consolidate with or merge into it, or sell or otherwise transfer to another Person all or substantially all of its assets as an entirety and thereafter the Company may dissolve, provided the surviving, resulting, or transferee Person (i) is authorized to do business in the State, (ii) is a domestic corporation, (iii) assumes in writing all of the obligations of the Company under this Lease, and
(iv) obtains all licenses and permits required by law to operate the Project.

         SECTION 8.4. OPERATION OF THE PROJECT. The Company shall operate the Project as a manufacturing facility throughout the Term, and, except in accordance with its normal business practices (for a period not exceeding 30 consecutive days, or for more than 60 days per year), shall not suspend such operation except as permitted by the Amended and Restated Memorandum of Understanding if the Project is affected by an event of force majeure. The Company expects the Project will preserve and create jobs as described in the Amended and Restated Memorandum of Understanding.

         SECTION 8.5. INDEMNITY.

         (a) The Company shall and agrees to indemnify and save the Issuer and the Holder and their respective officials, directors, officers, members, and employees harmless against and from all claims by or on behalf of any Person arising from or relating to (i) any condition of or operation of the Project,
(ii) any act or negligence of the Company or of any of its agents, contractors, servants, employees, or licensees, (iii) any act or negligence of any assignee or sublessee of the Company or of any agents, contractors, servants, employees, or licensees of any assignee or sublessee of the Company, or (iv) any violation of the federal or State securities laws by the Company. However, with respect to matters referred to in the preceding clauses (i), (ii), (iii) or (iv), this indemnity shall not apply, as to the Issuer, to any acts of gross negligence or willful misconduct or intentional misconduct of the Issuer and, as to the Holder, to any acts of gross negligence or willful misconduct or intentional misconduct of the of the Holder, or in the case of matters referred to in clause
(iv) this indemnity shall not apply to the Holder if the Holder has acquired a Bond other than in a bona fide private placement and has failed to perform a thorough due diligence investigation in connection therewith. The Company shall indemnify and save the Issuer and each Holder (and the other persons and entities referred to above, as appropriate) harmless from and against all costs and expenses incurred in or in connection with any such claim or in connection with any action or proceeding brought thereon, including reasonable attorneys' fees actually incurred, and upon notice from the Issuer, the Company shall defend it (and the other persons and entities referred to above, as appropriate) in any such action or proceeding. The indemnities set forth above specifically extend to, but are in no way limited to, governmental or other claims relating to any actual or alleged violation of any Environmental Laws.

         (b) With respect to the indemnity contained in the preceding subparagraph (a), if any proceeding before any court, governmental body or arbitrator is brought against an indemnified party, the indemnifying party will be entitled to participate in such proceeding and, to the extent that it wishes (unless the indemnifying party is also a party to such proceeding and the indemnified party determines in good faith that joint representation would be inappropriate) to assume the defense of such proceeding with counsel satisfactory to the indemnified party, acting reasonably. If the indemnifying party assumes the defense of a proceeding, the indemnifying party without the indemnified party's consent, which consent shall not be unreasonably withheld, may effect no compromise or settlement of such claims on behalf of the indemnified party. Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Lease, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such proceeding, but the indemnifying party will not be bound by any determination of a proceeding so defended or any compromise or settlement effected without its consent.

         (c) Nothing contained in this Section 8.5 shall require the Company to indemnify any indemnified Person for any claim or liability for which the Company was not given any opportunity to contest or for any settlement of any such action effected without the Company's consent (assuming such rights are available and have not been waived in writing by the Company). The indemnity of the indemnified Persons contained in this Section 8.5 shall survive the termination of this Lease.

         (d) The Issuer and the Holder shall each be entitled to enforce its right to indemnification under this Section, and the Issuer's right to indemnification hereunder shall be one of the Unassigned Rights.

         SECTION 8.6. LICENSES AND PERMITS. The Company shall do all things necessary to obtain, maintain, and renew, from time to time, as necessary, all permits, licenses, franchises, and other governmental approvals necessary for the operation of the Project and obtainable by the Company, the lack of which would have a material adverse affect upon the Company's ability to meet its obligations under this Lease. The Company hereby agrees to give prompt notice to the Issuer and the Holder of the loss of any permit, license, franchise, or other governmental approval, which notice shall set forth the reasons for such loss.

         SECTION 8.7. COMPLIANCE WITH LAWS. The Company warrants that throughout the Term it shall, at its own expense, maintain the Project in compliance with all applicable life and safety codes and all applicable building and zoning, health, environmental, and safety ordinances and laws, including the Occupational Health and Safety Act, the Americans With Disabilities Act of 1990, and all applicable Environmental Laws, and all other applicable laws, ordinances, rules, and regulations of the United States of America, the State, and any political subdivision or agency thereof having jurisdiction over the Project and which relate to the operations of the Project, any violation of which would have a material adverse affect on the Company's ability to fully perform its obligations under this Lease. The Company shall not, in its use or operation of the Project, discriminate or permit discrimination on the basis of race, sex, color or national origin in any manner prohibited by local state or federal laws, rules, orders or regulations.

         If the Company shall first notify the Issuer and the Holder of its intention to do so, the Company may, at its own expense and in its own name and behalf or in the name and behalf of the Issuer and in good faith, contest any allegation that it has not complied with the laws described in this Section 8.7 and, in the event of any such contest, the provisions of this Section 8.7 shall not apply to any such alleged violations of law during the period of such contest and any appeal therefrom. The Issuer shall, at the expense of the Company, cooperate fully with the Company in any such contest.

         The Issuer and the Holder shall each be entitled to enforce their respective rights under the provisions of this Section, and the Issuer's right to enforce this Section shall be one of the Unassigned Rights.

                                   ARTICLE IX
          ASSIGNMENT, SUBLEASING, ENCUMBERING, AND SELLING; REDEMPTION;
                RENT PREPAYMENTS AND ABATEMENT; INSTALLATION OF
                      COMPANY'S OWN MACHINERY AND EQUIPMENT

         SECTION 9.1. ASSIGNMENT AND SUBLEASING.

         (a) Except as expressly permitted hereby, the Company may not assign this Lease, without obtaining the prior written consent of the Issuer, and the Holder. Notwithstanding the foregoing, the Company may sublease all or any portion of the Project to an Affiliate and the Company may assign its interest in this Lease (i) to any Person resulting from a consolidation, merger or transfer of substantially all of the assets of the Company as provided in
Section 8.3 of this Lease if, in either case, the requirements set forth in
Section 8.3 pertaining to a "surviving, resulting or transferee Person" have been fulfilled, (ii) to an Affiliate of Company or (iii) to any transferee of the Bond. Any such assignment authorized in Section 8.3 hereof or above in this
Section 9.1, or otherwise consented to by the Issuer, shall be subject to each of the following conditions:

         (1) No assignment (other than pursuant to Section 8.3 hereof in a transaction in which the Company ceases to exist) shall relieve the Company from primary liability for any of its obligations hereunder, and in the event of any such assignment, the Company shall continue to remain primarily liable for payment of the rents specified in Section 5.3 hereof and for the payment, performance, and observance of the other obligations and agreements on its part herein provided to be performed and observed by it, unless the Issuer and the Holder of the Bond consent in writing to such release.

         (2) The assignee shall assume in writing the obligations of the Company hereunder to the extent of the interest assigned or subleased.

         (3) The Company shall furnish or cause to be furnished to the Issuer and the Holder assurances reasonably satisfactory to the Issuer and the Holder that the Project will continue to be operated in compliance with the provisions hereof.

         (4)      No such assignment or sublease (other than pursuant to Section
                  8.3 hereof in a transaction in which the Company ceases to exist) shall give rise to a novation.

         (5) The Company or such "surviving, resulting or transferee Person" shall, within thirty (30) days after the execution thereof, furnish or cause to be furnished to the Issuer a true and complete copy of each such assignment or sublease or documents of merger, consolidation or sale of assets, as the case may be. The Issuer and the Holder shall have the right, at any time and from time to time, to notify any assignee or sublessee of their rights of under this paragraph.

         (b) The provisions of subsection (a), above, shall apply to a sublease of the entire Project. The Company may sublease a portion of the Project, but shall continue to be obligated for compliance with the provisions hereof.

         SECTION 9.2. RESTRICTIONS ON SALE, ENCUMBRANCE, OR CONVEYANCE OF THE PROJECT BY THE ISSUER. Except pursuant to the Security Document, and except for any sale under threat of a taking by eminent domain or a sale pursuant to
Article VI hereof, the Issuer agrees that, during the Term, it shall not, except pursuant to or as permitted by the Security Document, or except as contemplated herein: (1) directly, indirectly, or beneficially sell, convey, or otherwise dispose of any part of its interest in the Project, (2) permit any part of the Project to become subject to any lien, claim of title, encumbrance, security interest, conditional sale contract, title retention arrangement, finance lease, or other charge of any kind, without the written consent of the Company and the Holder, and (3) assign, transfer, or hypothecate (other than pursuant to the Bond Resolution and the Security Document) any payment of rent (or analogous payment) then due or to accrue in the future under any lease of the Project, except that if the laws of the State at the time shall permit, nothing contained in this Section shall prevent the consolidation of the Issuer with, or merger of the Issuer into, or transfer of the Project as an entirety to, any public body of the State whose property and income are not subject to taxation and which has authority to carry on the business of owning and leasing the Project, provided, that upon any such consolidation, merger, or transfer, the due and punctual payment of the principal of, premium, if any, and interest on the Bond according to their tenor, and the due and punctual performance and observance of all the agreements and conditions of this Lease, the Bond Resolution and the Security Document to be kept and performed by the Issuer, shall be expressly assumed in writing by the public body resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety.

         SECTION 9.3. RESTRICTIONS ON ENCUMBRANCE BY THE COMPANY. The interest of the Company hereunder shall not be pledged or encumbered, without the written consent of the Issuer and of the Holder.

         SECTION 9.4. REDEMPTION OF BOND. The Issuer, at the written request of the Company at any time and if the Bond is then callable or available for purchase, and if there are funds available therefor in the Project Fund or funds provided by the Company, shall forthwith take all steps that may be necessary under the applicable redemption or defeasance provisions of the Bond Resolution to effect the redemption or defeasance of all or part of any then Outstanding Bond, as may be specified by the Company, on the earliest date on which such redemption or defeasance may occur under such applicable provisions.

         SECTION 9.5. PREPAYMENT OF BASIC RENT. In connection with the early termination, in whole or in part, of the Term of this Lease pursuant to Section 11.1, below, the Company shall have the right to prepay all of the Basic Rent payable under Section 5.3(a) hereof prior to or simultaneously therewith in any amount sufficient to retire the Bond on the earliest date on which the Bond may be redeemed under the Bond Resolution, and the Issuer agrees that it shall accept such prepayment of Basic Rent when the same is tendered by the Company. All Basic Rent so prepaid shall be applied to the retirement of the Bond.

         SECTION 9.6. COMPANY'S USE OF THE PROJECT. The Company shall use the Project primarily for manufacturing and the conduct of ancillary and related activities.

         SECTION 9.7. INSTALLATION OF COMPANY'S OWN MACHINERY AND LEASED EQUIPMENT. The Company may from time to time, in its sole discretion, install trade fixtures, machinery, equipment, furnishings, and other personal property that are not a part of the Project on the Leased Land and the same shall remain the sole property of the Company (or of any leasing company from whom the Company may be renting such items), and the Company may remove the same from the Project at any time, in its sole discretion and at its own expense. The Company may create any mortgage, encumbrance, lien, or charge on any such trade fixtures, machinery, equipment, furnishings, and other personal property that is not a part of the Project. The Issuer shall not have any interest in and waives any lessor's lien that it may have on any such trade fixtures, machinery, equipment, furnishings, or personal property so installed pursuant to this Section.

         SECTION 9.8. REFERENCE TO THE BOND INEFFECTIVE AFTER THE BOND IS PAID. Upon payment in full of the Bond (or provision for payment thereof having been made in accordance with the defeasance provisions of the Bond Resolution), all references in this Lease to the Bond and the Holder thereof shall be ineffective, and the former Holder of the Bond shall not thereafter have any rights hereunder, saving and excepting those that shall have theretofore vested and any rights to indemnification under Section 8.5 hereof. For purposes of this Lease, a Bond shall be deemed fully paid if it is defeased as provided in the Bond Resolution.

                                   ARTICLE X
                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 10.1. EVENTS OF DEFAULT DEFINED. The following shall be "Events of Default" under this Lease, and the terms "Event of Default" or "Default" shall mean, whenever they are used in this Lease, any one or more of the following events:

                  (a) a failure of the Company to pay Basic Rent in the amounts and at the times required by Section 5.3(a) of this Lease provided, (1) that such failure to pay shall not constitute a "Default" or an "Event of Default" unless continued for more than 5 days after receipt by the Company of written notice of same given by the Issuer or the Holder;

         and (2) that the foregoing clause (1) shall be of no further force or effect once notices have been given with respect to three (3) such failures to pay in any one 24 month period; or

                  (b) the failure of the Company to pay the amounts required to be paid under Section 5.3(b) of this Lease, at the times specified therein, and continuing for a period of thirty (30) days after the Company's receipt of written notice given by the Issuer in the case of payments due under Section 5.3(b)(i), given by the Holder in the case of payments due under Section 5.3(b)(i)); or given by the Issuer or the taxing authorities in the case of payments due under
         Section 5.3(b)(iii).

                  (c) In the case of the Company's failure to observe, perform, or comply with any covenant, condition, or agreement in this Lease on the part of the Company to be observed or performed, for a period of thirty (30) days after written notice from the Issuer or the Holder specifying such breach or failure and requesting that it be remedied, unless the Issuer and the Holder shall agree in writing to an extension of such time prior to its expiration. In the case of any such breach or default which can be cured, but cannot be cured within such thirty (30) day period, it shall not constitute an Event of Default if corrective action is instituted by the Company within the applicable thirty (30) day period and is diligently pursued until the breach or default is corrected; or

                  (d) Any breach, default, event of default or Event of Default by the Company under any of the other Company Documents, in either case, which is not cured within thirty (30) days following notice from the Issuer or the Holder specifying such breach or failure and requesting that it be remedied, unless both the Issuer and the Holder shall agree in writing to an extension of such time prior to its expiration. In the case of any such breach or default which can be cured, but cannot be cured within such thirty (30) day period, it shall not constitute an Event of Default if corrective action is instituted by the Company within the applicable thirty (30) day period and diligently pursued until the breach or default is corrected; or

                  (e) The filing of a voluntary petition in Bankruptcy by the Company or the adjudication of the Company as Bankrupt pursuant to an involuntary petition filed by a creditor of the Company.

         SECTION 10.2. REMEDIES ON DEFAULT. Whenever any Event of Default referred to in Section 10.1 hereof shall have happened and be subsisting, the Issuer, or the Holder as assignee of the Issuer, to the extent permitted by law, may take any one or more of the following remedial steps:

                  (a) take whatever action at law or in equity or under the terms of this Lease may appear necessary or desirable to collect the rents and other amounts payable by the Company hereunder then due or thereafter to become due, or to enforce performance and observance of any obligation, agreement, or covenant of the Company under this Lease; or

                  (b) terminate, subject to the respective provisions concerning the priority and subordination of the Company's option to purchase the Project that are set forth in Section 11.4, below, this Lease and recover, as and for liquidated and agreed final damages for the Company's default, all amounts that have theretofore become due plus any additional amount needed to retire or defease the Bond, and if any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount agreed upon, the Issuer shall be entitled to the maximum amount allowable under such statute or rule of law; no termination of this Lease pursuant to this Section shall relieve the Company from its indemnification obligations pursuant to Section 8.5 hereof or its obligations under the Amended and Restated Memorandum of Understanding.

         Any amounts of Basic Rent collected, pursuant to action taken under this Section, shall be applied in payment of the Bond(s). Any amounts collected as Additional Rent shall be paid to the Person or Persons to whom such Additional Rent is due and owing hereunder.

         Notwithstanding that this Lease (except for Unassigned Rights) is to be assigned to the Holder, (a) the Issuer shall be entitled to enforce this Lease, and its right to do shall be one of the Unassigned Rights, and (b) the Issuer reserves all rights necessary for it to perform its obligations hereunder. The Holder shall be entitled to enforce the provisions hereof that affect its interests hereunder.

         SECTION 10.3. REMEDIES NOT EXCLUSIVE. The remedies herein expressly conferred upon the Issuer and the Holder are intended to be in addition to other remedies existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Holder to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required hereby.

         SECTION 10.4. LEGAL FEES AND EXPENSES. In the event the Company or the Issuer should default under any of the provisions of this Lease and the Issuer or either Holder, on the one hand, or the Company, on the other, as appropriate, should employ attorneys, accountants, or other experts or incur other expenses for the collection of amounts due it hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company or Issuer, as appropriate, herein contained for its benefit, the Company on the one hand, and the Issuer, on the other hand, as appropriate, agrees that it shall on demand therefor pay to such Person the reasonable and actual fees of such attorneys, accountants, or other experts and such other expenses so incurred by the Issuer or the Holder, on the one hand, or the Company, on the other, as appropriate. Any attorneys' fees required to be paid by the Company or Issuer, as appropriate, under this Lease shall include attorneys' and paralegal's fees through all proceedings, including, but not limited to, negotiations, administrative hearings, trials, and appeals, court costs and reimbursable expenses of such attorneys. The Issuer, the Company and each Holder shall be entitled to enforce its respective rights under this Section, and the Issuer's rights under this Section shall be one of the Unassigned Rights, provided however, that a party shall be entitled to payment of its legal fees and expenses only if, or to the extent that, it is the prevailing party in litigation, arbitration or mediation.

         SECTION 10.5. WAIVER OF EVENTS OF DEFAULT. The Issuer may waive any Event of Default hereunder and its consequences or rescind any declaration of acceleration of payments of the rents and other amounts due hereunder, provided that if such Event of Default relates to any portion of the Project paid for out of Bond proceeds, the Issuer shall not grant such waiver (other than as to the Unassigned Rights) without the prior written consent of the Holder. The Holder may waive any Event of Default hereunder that relates exclusively to any portion of the Project paid for out of Bond proceeds (unless the Issuer's Unassigned Rights are also involved), provided, that any other waiver by the Holder shall require the prior written consent of the Issuer. In case of any such waiver or rescission, or in case any proceeding taken by the Issuer or the Holder on account of any such Event of Default shall be discontinued or abandoned or determined adversely to the Issuer or the Holder, then and in every such case the Issuer, the Holder and the Company shall be restored to their former positions and rights hereunder, but no such waiver or rescission shall extend to or affect any subsequent or other Event of Default or impair or exhaust any right, power, or remedy consequent thereon.

                                   ARTICLE XI
                           OPTION IN FAVOR OF COMPANY

         SECTION 11.1. OPTION TO TERMINATE LEASE. The Company may at its option, subject to prior expiration or termination, from time to time terminate this Lease. The Company shall give the Issuer and the Holder written notice of each exercise of such option to terminate at least 60 days in advance of the termination date, which shall be determined by the Company and specified in such notice. In connection with such termination, the Company must cause the Bond to be redeemed or surrendered and cancelled in whole, and in that connection the Company shall make the payments required by Section 5.3 hereof.

         SECTION 11.2. OPTION TO PURCHASE. The Company shall have, and is hereby granted, the option to purchase the Project for a purchase price (the "option exercise price") which shall be the sum of One Dollar ($1.00) (which amount shall be paid directly to the Development Authority for its own account and not to the Holder of the Bond), provided that: (i) the option is exercised not later than 60 days after the receipt by the Company of written request for exercise from the Development Authority after the expiration date of the Term of the Bond Lease, (ii) the Bond has been fully paid or fully defeased as provided in the Bond Resolution (or are paid or defeased as a part of the closing of such purchase) or surrendered and cancelled, (iii) any amounts due the Development Authority or the Holder for Additional Rent have been paid including the annual $35,000 additional rent payable through the balance of the Lease Term (or are paid as a part of the closing of such purchase) and (iv) any additional amount required by the Amended and Restated Memorandum of Understanding relating to any Jobs Shortfalls have been paid (or are paid as a part of the closing of such purchase). The purchase of the Project shall be closed within sixty (60) days from the date of such notice, or on such earlier or later date as may be agreed to by the Issuer and the Company. If following such purchase any claim for indemnification under this Lease and other Company Documents arises, the obligation of the Company to pay the same shall become due and the Issuer and the Holder may enforce their right to payment directly against the Company.

         SECTION 11.3. NO OBLIGATION TO EXERCISE OPTIONS. The Company shall be under no obligation to exercise the options granted in Section 11.1 or Section 11.2.

         SECTION 11.4. CONVEYANCE ON EXERCISE OF OPTION TO PURCHASE. At the closing of any purchase pursuant to the exercise of the option to purchase granted herein, the Issuer shall upon receipt of the purchase price, deliver to the Company, or the holder of the Superior Security Document, as applicable, a limited warranty deed and a bill of sale conveying to the Company good title (of the same quality as received by the Issuer) to the property being purchased, as such property then exists, subject to the following: (i) those liens and encumbrances (if any) to which title to said property was subject immediately following the delivery of the Bond but excluding this Lease, the Security Document and the Bond Resolution, (ii) those liens and encumbrances created by the Company or to the creation or suffering of which the Company consented,
(iii) those liens and encumbrances resulting from the failure of the Company to perform or observe any of the agreements on its part contained in this Lease and
(iv) other Permitted Encumbrances.

         SECTION 11.5. PUBLIC PURPOSE OF OPTION TO PURCHASE. The Issuer and the Company acknowledge that the option to purchase the Project granted in this Article constitutes a material inducement to the Company to locate the Project in the County and thereby create employment opportunities in the County and that in granting such option, the Issuer is considering the entire transaction as a whole, including the promotion and expansion for the public good and welfare industry and trade within the County and the reduction of unemployment, and the fact that as a condition to the exercise of the options all indebtedness with respect to the Project will have been paid in full.

         SECTION 11.6. POSITION OF OPTION. The option granted to the Company in
Section 11.2 shall be subordinate to the Security Document.

                                  ARTICLE XII
                                 MISCELLANEOUS

         SECTION 12.1. NOTICES. Any request, demand, authorization, direction, notice, consent, or other document provided or permitted by this Lease to be made upon, given or furnished to, or filed with, the Issuer, the Company or the Purchaser as set forth below shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Lease) either (i) delivered personally, by hand delivery, courier or express company, to the party or, if such party is not an individual, to an officer or other legal representative of the party to whom the same is directed, or (ii) mailed by registered or certified mail, return receipt requested, postage prepaid, or (iii) sent by fax, as follows.

To the Issuer:               Development Authority of Wilkinson County
                             c/o Joseph A. Boone, Attorney
                             Boone, Scott and Boone
                             P.O. Box 525
                             Irwinton, GA 31042
                             Fax:  478-946-2139

To the Company and           CARBO Ceramics, Inc.
Purchaser                    6565 MacArthur Boulevard, Ste. 1050
                             Irving, Texas  75039
                             Attn: Paul G. Vitek, Sr. Vice President
                             Fax: (972) 401-0705

         Any person designated in this Section 12.1 may, by notice given to each of the others, designate any additional or different addresses to which subsequent notices, certificates, or other communications shall be sent.

         SECTION 12.2. RECORDING. This Lease, or a "short form lease" or "memorandum of lease" giving appropriate notice hereof, may be recorded in all offices as may at the time be provided by law as the proper place for recordation.

         SECTION 12.3. CONSTRUCTION AND BINDING EFFECT. This Lease constitutes the entire agreement of the parties concerning the subject matter hereof and supersedes any prior agreements with respect thereto. This Lease shall inure to the benefit of and shall be binding upon the Issuer, the Company, and their respective successors and assigns subject, however, to the limitations contained in Sections 8.3, 9.1, and 9.2 hereof.

         SECTION 12.4. SEVERABILITY. In the event any provision of this Lease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 12.5. IMMUNITY OF MEMBERS, OFFICERS, AND EMPLOYEES OF ISSUER. No recourse shall be had for the enforcement of any obligation, covenant, promise, or agreement of the Issuer contained in this Lease or for any claim based hereon or otherwise in respect hereof or upon any obligation, covenant, promise, or agreement of the Issuer contained in the Bond Resolution against any director, member, officer, or employee, as such, in his individual capacity, past, present, or future, of the Issuer, or any successor Person, whether by virtue of any constitutional provision, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Lease is solely a corporate obligation of the Issuer payable only from the funds and assets of the Issuer herein specifically provided to be subject to such obligation and that no personal liability whatsoever shall attach to, or be incurred by, any director, member, officer, or employee, as such, past, present, or future, of the Issuer, or of any successor Person, either directly or through the Issuer, or any successor Person, under or by reason of any of the obligations, covenants, promises, or agreements entered into between the Issuer and the Company whether contained in this Lease or in the Bond, in the Bond Resolution in the Financing Documents or to be implied hereunder or thereunder as being supplemental hereto or thereto, and that all personal liability of that character against every such director, member, officer, and employee of the Issuer or any such successor Person is, by the execution of this Lease and as a condition of and as part of the consideration for the execution of this Lease, expressly waived and released by the Company. The immunity of directors, members, officers, and employees of the Issuer under the provisions contained in this Section shall survive the completion of the Project and the termination of this Lease.

         SECTION 12.6. AMENDMENTS, CHANGES, AND MODIFICATIONS. This Lease may not be amended, modified, altered, or terminated, except as provided in the Bond Resolution.

         SECTION 12.7. EXECUTION OF COUNTERPARTS. This Lease may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 12.8. LAW GOVERNING LEASE. This Lease shall be construed in accordance with, and governed by, the laws of the State of Georgia, exclusive of such state's rules governing choice of law.

         SECTION 12.9. COVENANTS RUN WITH PROJECT. The covenants, agreements, and conditions herein contained shall run with the Project hereby leased and shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns.

         SECTION 12.10. SUBORDINATION TO SECURITY DOCUMENT. The rights and privileges hereunder of the Company are specifically made subject and subordinate to the rights and privileges of the Holder under the Security Document.

         SECTION 12.11. NET LEASE. This Lease shall be deemed and construed to be a "triple net lease," and the Company shall pay absolutely net during the Term the rent and all other payments required hereunder, free of any deductions, without abatement, diminution, or set-off other than those herein expressly provided.

         SECTION 12.12. SURRENDER OF PROJECT. Except as otherwise provided in this Lease, at the expiration or sooner termination of the Term, the Company agrees to surrender possession of the Project peaceably and promptly to the Issuer in as good condition as at the commencement of the Term, excepting only ordinary wear, tear, and obsolescence, and damage by fire or other casualty or a taking by eminent domain which the Company is not obligated by this Lease to repair.

         SECTION 12.13. IMMUNITY OF DIRECTORS, OFFICERS, AND EMPLOYEES OF COMPANY. No recourse shall be had for the enforcement of any obligation, covenant, promise, or agreement of the Company contained in this Lease or for any claim based hereon or otherwise in respect hereof, against any director, officer, or employee of the Company or any successor corporation, in his individual capacity, past, present, or future, of the Issuer, whether by virtue of any constitutional provision, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Lease is solely a corporate obligation of the Company and that no personal liability whatsoever shall attach to, or be incurred by, any such director, officer, or employee, either directly or through the Company, or any successor corporation, under or by reason of any of the obligations, covenants, promises, or agreements contained in this Lease or to be implied herefrom, and that all personal liability of that character against every such director, officer, and employee is, by the execution of this Lease and as a condition of and as part of the consideration for the execution of this Lease, expressly waived and released. The immunity of directors, officers, and employees of the Company under the provisions contained in this Section shall survive the termination of this Lease.

         SECTION 12.14. PAYMENTS DUE ON OTHER THAN BUSINESS DAYS. Whenever a date upon which a payment is to be made under this Lease falls on a date that is not a Business Day, such payment may be made on the next succeeding Business Day without interest for the intervening period.

         IN WITNESS WHEREOF, the Issuer has executed this Lease by causing its name to be hereunto subscribed by its Chairman and by causing the official seal of the Issuer to be impressed hereon and attested by its Secretary; and the Company has executed this Lease by causing its name to be hereunto subscribed by its duly authorized officer, all being done as of the day and year first above written.

                                                    DEVELOPMENT AUTHORITY
                                                    OF WILKINSON COUNTY

                                            By: ________________________________
ATTEST                                                   Signature
______________________
Secretary                                   NAME:_______________________________
(AUTHORITY SEAL)                            TITLE:______________________________
                                            DATE:_______________________________

         AS TO THE DEVELOPMENT AUTHORITY OF WILKINSON COUNTY, SIGNED AND SEALED IN THE PRESENCE OF-

_____________________________               ____________________________________
Unofficial Witness                          Notary Public

                                            My Commission Expires_______________

                                                             (NOTARY SEAL)

                                                  CARBO CERAMICS INC.

                                            BY: ________________________________
                                                        SIGNATURE
ATTEST:

_____________________________
Secretary                                 NAME:  C. Mark Pearson
(CORPORATE SEAL)                          TITLE: Its President and Chief
                                                 Executive Officer

         AS TO CARBO CERAMICS INC.
         SIGNED AND SEALED IN THE PRESENCE OF-

_____________________________               ____________________________________
      Unofficial Witness                             Notary Public
                                            My Commission Expires_______________

                                                     (NOTARY SEAL)

                                    EXHIBIT A

                       DESCRIPTION OF INITIAL PROJECT LAND

All that tract or parcel of land situate, lying and being in Land Lot 137 of the Fourth Land District and 327th (Irwinton) G.M. District of Wilkinson County, Georgia, containing Thirty-Six and forty-three hundredths (36.43) Acres, more or less, and being more particularly described and delineated by a plat of same by Byron L. Farmer, GRLS No. 1679. Said Plat, dated June 17, 1997, and recorded in Plat Book 18, page 9, in the Office of the Clerk of Superior Court of Wilkinson County, Georgia, is incorporated herein as a part of the description herein given. Said property is now or formerly bounded as follows: North by the Norfolk Southern Railroad; East by the right of way of a public county road, known as Wriley Road; South by other lands of Edwin Lavender and Margaret Lavender; West by other lands of Edwin Lavender and Margaret Lavender. Said Property is a portion of the same property conveyed to Edwin Lavender and Margaret Lavender by deeds recorded in Deed Book 218, pages 761-762; Deed Book 228, page 628; Deed Book 225, pages 249-250; Deed Book 225, pages 251-252; Deed Book 225, pages 253-254; and Deed Book 225, pages 255-256, all of Record in the Office of the Clerk of Superior Court of Wilkinson County, GA.

                                    EXHIBIT B

                       DESCRIPTION OF LEASED IMPROVEMENTS

         All buildings, structures, landscaping, utility lines and building fixtures and appurtenances located from time to time on the Leased Land described in Exhibit A (as the same may be amended).

                                    EXHIBIT C

                         DESCRIPTION OF LEASED EQUIPMENT

         All items of machinery, equipment, furnishings and trade fixtures that are both (i) located on the Leased Land described in Exhibit A (as the same may be amended), and (ii) the cost of which has been or is to be included in the principal amount of the Bond.

                                    EXHIBIT D

                                     FORM OF
                             REQUISITION FOR PAYMENT
                               FROM GRANT PROCEEDS

                           Date: ____________ , _____

                       GRANT PROCEEDS REQUISITION NO.____

TO:      DEVELOPMENT AUTHORITY OF WILKINSON COUNTY

         CARBO Ceramics Inc. (the "Company") hereby requests, pursuant to the Lease Agreement (the "Lease"), dated as of November 1, 2003, by and among the Development Authority of Wilkinson County (the "Issuer") and the Company, that pursuant to the Lease, the following amounts be disbursed from the Grant Proceeds Fund maintained by the Company in accordance with the payment instructions attached hereto as Schedule 1 (check appropriate paragraph(s) below:

_____ The sum of $__________________ shall be disbursed from the OneGeorgia EDGE Fund Grant Sub-account of the Project Fund to pay or reimburse Qualified Project Costs which under the term of said grant may be used for such purposes.

_____ The sum of $__________________ shall be disbursed from the EIP Grant Sub-account of the Project Fund to pay or reimburse Qualified Project Costs which under the term of said grant may be used for such purposes.

_____ The sum of $__________________ shall be disbursed from the REBA Grant Sub-account of the Project Fund to pay or reimburse Qualified Project Costs which under the term of said grant may be used for such purposes.

         The Company does hereby certify to the Issuer and to the Purchaser that: (1) the nature of the costs of the Project with respect to which this requisition is made is set forth on Schedule 2 hereof and such costs are within the definition "Qualified Project Costs" set forth in the Lease, (2) the representations and warranties of the Company in the Lease are true and correct as of the date hereof, and (3) none of the "Qualified Project Costs" covered by this requisition have been included in any prior requisition.

                                            CARBO CERAMICS INC.

                                            By:_______________________________
                                               Authorized Company Representative

                                   SCHEDULE 1

                              PAYMENT INSTRUCTIONS
                                    (IF ANY)

One Georgia EDGE Fund grant moneys shall be disbursed as follows:

Amount                 Payee                Payment to be made as follows:
------                 -----                -----------------------------

EIP grant moneys shall be disbursed as follows:

Amount                Payee                 Payment to be made as follows:
------                -----                 -----------------------------

REBA grant moneys shall be disbursed as follows:

Amount                Payee                 Payment to be made as follows:
------                -----                 -----------------------------

                                   SCHEDULE 2

                            SCHEDULE OF PROJECT COSTS
                           INCLUDED IN THE REQUISITION
                       TO WHICH THIS SCHEDULE IS ATTACHED

Qualified Project Costs to be paid from OneGeorgia EDGE Fund grant proceeds

Amount            Nature of Cost

Qualified Project Costs to be paid from EIP grant proceeds

Amount            Nature of Cost

Qualified Project Costs to be paid from REBA grant proceeds

Amount            Nature of Cost

                                       3